AIM LIFETIME ENHANCED CHOICE(sm) VARIABLE ANNUITY

Glenbrook Life and Annuity Company                 Prospectus dated June 9, 2000
Post Office Box 94039
Palatine, IL 60094-4039
Telephone Number: 1-800-776-6978

Glenbrook Life and Annuity Company ("Glenbrook") is offering the AIM Lifetime Enhanced Choice(sm) Variable Annuity, an individual and group flexible premium deferred variable annuity contract ("Contract"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 19 investment alternatives ("investment alternatives"). The investment alternatives include 2 fixed account options ("Fixed Account Options") and 17 variable sub-accounts ("Variable Sub-Accounts") of the Glenbrook Life and Annuity Company Separate Account A ("Variable Account"). Each Variable Sub-Account invests exclusively in shares of one of the following funds ("Funds") of AIM Variable Insurance Funds.

  . AIM V.I. Aggressive Growth Fund          . AIM V.I. Global Utilities Fund
  . AIM V.I. Balanced Fund                   . AIM V.I. Government Securities Fund
  . AIM V.I. Blue Chip Fund                  . AIM V.I. Growth Fund
  . AIM V.I. Capital Appreciation Fund       . AIM V.I. Growth and Income Fund
  . AIM V.I. Capital Development Fund        . AIM V.I. High Yield Fund
  . AIM V.I. Dent Demographic Trends Fund    . AIM V.I. International Equity Fund
  . AIM V.I. Diversified Income Fund         . AIM V.I. Money Market Fund
  . AIM V.I. Global Growth and Income Fund   . AIM V.I. Telecommunications and Technology Fund*
                              . AIM V.I. Value Fund

*Effective May 1, 2000, the Fund changed its name from AIM V.I. Telecommunications Fund to AIM V.I. Telecommunications and Technology Fund to reflect changes in its investment policies. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

Each time you make a purchase payment, we will add to your Contract value ("Contract Value") a credit enhancement ("Credit Enhancement"). There are two Credit Enhancement options available under the Contract. Under Credit Enhancement option 1, we will add to your Contract Value a Credit Enhancement equal to 4% of your purchase payments ("Credit Enhancement Option 1"). Under Credit Enhancement option 2, we will add to your Contract Value a Credit Enhancement equal to 2% of your purchase payments ("Credit Enhancement Option 2"). In addition, under Credit Enhancement Option 2, on every 5th Contract anniversary ("Contract Anniversary") during the Accumulation Phase, we will add to your Contract Value a Credit Enhancement equal to 2% of your Contract Value as of such Contract Anniversary. Expenses for this Contract may be higher than a contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the fees associated with the Credit Enhancement.

We ("Glenbrook") have filed a Statement of Additional Information, dated June 9, 2000, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 48 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                  The Securities and Exchange Commission has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

  IMPORTANT
   NOTICES

                  The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits, or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.

                  The Contracts are not FDIC insured.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
             Important Terms...............................................   4
             The Contract at a Glance......................................   5
             How the Contract Works........................................   7
             Expense Table.................................................   8
             Financial Information.........................................  11

   Overview

             The Contract..................................................  12
             Purchases.....................................................  14
             Contract Value................................................  16
             Investment Alternatives:
               The Variable Sub-Accounts...................................  17
               The Fixed Account Options...................................  18
               Transfers...................................................  21
             Expenses......................................................  24
             Access To Your Money..........................................  27
             Income Payments...............................................  29
             Death Benefits................................................  32

   Contract
   Features

             More Information:
               Glenbrook...................................................  35
               The Variable Account........................................  35
               The Funds...................................................  36
               The Contract................................................  36
               Qualified Plans.............................................  37
               Legal Matters...............................................  37
               Year 2000...................................................  37
             Taxes.........................................................  39
             Annual Reports and Other Documents............................  43
             Performance Information.......................................  44
             Experts.......................................................  45
             Appendix A--Market Value Adjustment Examples..................  46
             Statement of Additional Information Table of Contents.........  48

    Other
 Information

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                            Page
                                                                           -----
   Accumulation Phase.....................................................     7
   Accumulation Unit...................................................... 11,16
   Accumulation Unit Value................................................ 11,16
   Annuitant..............................................................    12
   Automatic Additions Program............................................    14
   Automatic Fund Rebalancing Program.....................................    22
   Beneficiary............................................................    12
   Cancellation Period....................................................     5
   *Contract..............................................................    12
   Contract Anniversary...................................................     6
   Contract Owner ("You").................................................    12
   Contract Value.........................................................    16
   Contract Year..........................................................     6
   Credit Enhancement..................................................... 14-15
   Death Benefit Anniversary..............................................    32
   Dollar Cost Averaging Program..........................................    22
   Due Proof of Death.....................................................    32
   Enhanced Death Benefit Rider........................................... 32-33
   Fixed Account Options..................................................    18
   Free Withdrawal Amount.................................................    25
   Funds..................................................................  1,17
   Glenbrook ("We").......................................................     1
   Guarantee Periods......................................................    18
   Income Plan............................................................    29
   Investment Alternatives................................................  1,17
   Issue Date.............................................................     7
   Market Value Adjustment................................................    20
   Payout Phase...........................................................     7
   Payout Start Date......................................................    29
   Qualified Contract.....................................................    37
   Right to Cancel........................................................    15
   SEC....................................................................     1
   Settlement Value.......................................................    32
   Systematic Withdrawal Program..........................................    27
   Treasury Rate..........................................................    20
   Valuation Date.........................................................    14
   Variable Account....................................................... 35-36
   Variable Sub-Account...................................................    17

----------------

*If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. In certain states, the Contract is available only as a group Contract.

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

--------------------------------------------------------------------------------

 Flexible Payments          You can purchase a Contract with as little as
                            $10,000. You can add to your Contract as often and as much as you like, but each payment must be at least $500 ($100 for automatic purchase payments to the variable investment options).
                            You must maintain a minimum account size of $1,000.

                            Each time you make a purchase payment, if you choose Credit Enhancement Option 1, we will add to your Contract Value ("Contract Value") a Credit Enhancement equal to 4% of such purchase payment (2% if you choose Credit Enhancement Option 2).

--------------------------------------------------------------------------------

 Right to Cancel            You may cancel your Contract within 20 days of
                            receipt or any longer period as your state may require ("Cancellation Period"). Upon cancellation we will return your purchase payments adjusted, to the extent applicable law permits, to reflect the investment experience of any amounts allocated to the Variable
                            Account. If you exercise your Right to Cancel the Contract, the amount we refund to you will not include any Credit Enhancement. See "Right to Cancel" for details.

--------------------------------------------------------------------------------

 Expenses                   You will bear the following expenses:

                            . Total Variable  Account annual fees equal to 1.50%
                              of average daily net assets (1.70% if you select the Enhanced Death Benefit Rider)
                            . Annual contract maintenance charge of $35
                              (with certain exceptions)
                            . Withdrawal  charges  ranging  from  0%  to  8%  of
                              purchase   payments    withdrawn   (with   certain
                              exceptions)
                            . Transfer fee of $10 after 12th transfer in
                              any Contract Year (fee currently waived)
                            . State premium tax (if your state imposes one)

                            In addition, each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

--------------------------------------------------------------------------------

 Investment Alternatives    The  Contract  offers  19  investment
                            alternatives including:

                            . 2 Fixed Account Options (which credit
                              interest at rates we guarantee)
                            . 17  Variable   Sub-Accounts   investing  in  Funds
                              offering professional money management by A I M Advisors, Inc.

                            To find out current rates being paid on the Fixed Account Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-776-6978.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Special Services           For  your  convenience,   we  offer  these
                            special services:

                            .Automatic Fund Rebalancing Program
                            .Automatic Additions Program
                            .Dollar Cost Averaging Program
                            .Systematic Withdrawal Program

--------------------------------------------------------------------------------

 Income Payments            You  can  choose  fixed  income  payments,
                            variable income payments, or a combination of the two. You can receive your income payments in one of the following ways:

                            . life income with guaranteed payments
                            . a joint and survivor life income with
                               guaranteed payments
                            . guaranteed payments for a specified period (5
                              to 30 years)

--------------------------------------------------------------------------------

 Death Benefits             If you die before the Payout Start Date, we
                            will  pay  the  death   benefit   described  in  the
                            Contract.  We also offer an Enhanced  Death  Benefit
                            Rider.

--------------------------------------------------------------------------------

 Transfers                  Before the Payout Start Date,  you may transfer your
                            Contract   value   ("Contract   Value")   among  the
                            investment alternatives,  with certain restrictions.
                            No minimum applies to the amount you transfer.

                            We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each "Contract Year," which we measure from the date we issue your contract or a Contract Anniversary.

--------------------------------------------------------------------------------

 Withdrawals                You may withdraw some or all of your Contract
                            Value at any time prior to the date income payments begin, and, under limited circumstances, during the Payout Phase. In general, you must withdraw at least $50 at a time. A 10% federal tax penalty may apply if you withdraw before you are 59 1/2 years old. A withdrawal charge and Market
                            Value Adjustment also may apply.

--------------------------------------------------------------------------------

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the Contract owner) save for retirement because you can invest in up to 19 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub- Accounts and/or Fixed Account Options. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans")
described on page 29. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                                Payout Start
Date               Accumulation Phase                    Date          Payout Phase
-------------------------------------------------------------------------------------------------------------------- >
|                                                         |                                |
                   You save for retirement

You buy                                          You elect to receive                  You can receive      Or you can
a Contract                                       income payments or receive            income payments      receive income
                                                 a lump sum payment                    for a set period     payments for life



As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-776-6978 if you have any question about how the Contract works.

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses" below. For more information about Fund expenses, please refer to the accompanying fund prospectus.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase


   Payment Being Withdrawn:                  0   1   2   3   4   5   6   7   8
   Applicable Charge:.....................  8%  8%  7%  7%  6%  5%  4%  3%  0%

   Annual Contract Maintenance Charge..........  $35.00**
   Transfer Fee................................  $10.00***

----------------

  * Each Contract Year, you may withdraw up to 15% of the Contract Value as of the beginning of the Contract Year (15% of the initial purchase payment during the first Contract Year) without incurring a withdrawal charge or Market Value Adjustment. See "Free Withdrawal Amount" for details.

 ** We will waive this charge in certain cases. See "Expenses."

*** Applies solely to the thirteenth and subsequent  transfers within a Contract
    Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing. We are currently waiving the transfer fee.

                        VARIABLE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average daily net asset value deducted from each Variable
                                  Sub-Account)


   Mortality and Expense Risk Charge..................................... 1.40%*
   Administrative Expense Charge......................................... 0.10%
   Total Variable Account Annual Expenses................................ 1.50%

----------------

* If you select the Enhanced Death Benefit Rider, the mortality and expense risk charge will be equal to 1.60% of your Contract's average daily net assets in the Variable Account.

                              FUND ANNUAL EXPENSES
                (After Voluntary Reductions and Reimbursements)
             (as a percentage of Fund average daily net assets)(1)


                                              Management  Other   Total Annual
Fund                                             Fee     Expenses Fund Expenses
----                                          ---------- -------- -------------
AIM V.I. Aggressive Growth Fund (2)..........   0.00%     1.19%       1.19%
AIM V.I. Balanced Fund (2)...................   0.65%     0.56%       1.21%
AIM V.I. Blue Chip Fund......................   0.75%     0.55%       1.30%
AIM V.I. Capital Appreciation Fund...........   0.62%     0.11%       0.73%
AIM V.I. Capital Development Fund (2)........   0.00%     1.23%       1.23%
AIM V.I. Dent Demographic Trends Fund........   0.85%     0.55%       1.40%
AIM V.I. Diversified Income Fund.............   0.60%     0.23%       0.83%
AIM V.I. Global Growth and Income Fund (2)...   0.97%     0.37%       1.34%
AIM V.I. Global Utilities Fund...............   0.65%     0.49%       1.14%
AIM V.I. Government Securities Fund..........   0.50%     0.40%       0.90%
AIM V.I. Growth Fund.........................   0.63%     0.10%       0.73%
AIM V.I. Growth and Income Fund..............   0.61%     0.16%       0.77%
AIM V.I. High Yield Fund (2).................   0.35%     0.79%       1.14%
AIM V.I. International Equity Fund...........   0.75%     0.22%       0.97%
AIM V.I. Money Market Fund...................   0.40%     0.20%       0.60%
AIM V.I. Telecommunications and Technology
 Fund........................................   1.00%     0.27%       1.27%
AIM V.I. Value Fund..........................   0.61%     0.15%       0.76%

----------------

(1) Figures shown in the table are for the year ended December 31, 1999, except for the AIM V.I. Blue Chip, Dent Demographic Trends, Global Growth and Income, and Telecommunications and Technology Funds which commenced operations on December 29, 1999, December 29, 1999, October 15, 1999 and October 15, 1999 respectively. For these Funds, the management fee, other expenses and total annual fund operating expenses are based on estimates for the Funds' first full fiscal year.

(2) Absent voluntary reductions and reimbursements for certain Funds, management fees, other expenses, and total annual fund expenses expressed as a percentage of average net assets of the Funds would have been as follows:

                                              Management  Other   Total Annual
Fund                                             Fee     Expenses Fund Expenses
----                                          ---------- -------- -------------
AIM V.I. Aggressive Growth Fund............   0.80%     1.62%       2.42%
AIM V.I. Balanced Fund.....................   0.75%     0.56%       1.31%
AIM V.I. Capital Development Fund..........   0.75%     2.67%       3.42%
AIM V.I. Global Growth and Income Fund.....   1.00%     0.37%       1.37%
AIM V.I. High Yield Fund...................   0.63%     0.79%       1.42%


                                    EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

  . invested $1,000 in a Variable Sub-Account,

  . earned a 5% annual return on your investment, and

  . surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

  . elected the Enhanced Death Benefit Option

The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

SUB-ACCOUNT                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------                                      ------ ------- ------- --------
AIM V.I. Aggressive Growth......................  $111   $190    $270     $442
AIM V.I. Balanced...............................  $101   $159    $219     $341
AIM V.I. Blue Chip..............................  $101   $159    $218     $340
AIM V.I. Capital Appreciation...................  $ 95   $142    $191     $284
AIM V.I. Capital Development....................  $121   $218    $314     $523
AIM V.I. Dent Demographic Trends................  $102   $162    $224     $352
AIM V.I. Diversified Income.....................  $ 96   $145    $196     $294
AIM V.I. Global Growth and Income...............  $101   $161    $222     $347
AIM V.I. Global Utilities.......................  $ 99   $154    $211     $325
AIM V.I. Government Securities..................  $ 97   $147    $199     $301
AIM V.I. Growth.................................  $ 95   $142    $191     $284
AIM V.I. Growth and Income......................  $ 96   $143    $193     $288
AIM V.I. High Yield.............................  $102   $162    $224     $352
AIM V.I. International Equity...................  $ 97   $149    $203     $308
AIM V.I. Money Market...........................  $ 94   $138    $185     $271
AIM V.I. Telecommunications and Technology......  $100   $158    $217     $337
AIM V.I. Value..................................  $ 95   $143    $193     $287


                                    EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments (for at least 120 months if under an Income Plan for a specified period), at the end of each period.


SUB-ACCOUNT                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------                                      ------ ------- ------- --------
AIM V.I. Aggressive Growth......................  $43    $129    $217     $442
AIM V.I. Balanced...............................  $31    $ 96    $163     $341
AIM V.I. Blue Chip..............................  $31    $ 96    $162     $340
AIM V.I. Capital Appreciation...................  $25    $ 78    $134     $284
AIM V.I. Capital Development....................  $53    $159    $264     $523
AIM V.I. Dent Demographic Trends................  $32    $ 99    $168     $352
AIM V.I. Diversified Income.....................  $26    $ 81    $139     $294
AIM V.I. Global Growth and Income...............  $32    $ 98    $166     $347
AIM V.I. Global Utilities.......................  $30    $ 91    $154     $325
AIM V.I. Government Securities..................  $27    $ 83    $142     $301
AIM V.I. Growth.................................  $25    $ 78    $134     $284
AIM V.I. Growth and Income......................  $26    $ 79    $136     $288
AIM V.I. High Yield.............................  $33    $ 99    $168     $352
AIM V.I. International Equity...................  $28    $ 86    $146     $308
AIM V.I. Money Market...........................  $24    $ 74    $127     $271
AIM V.I. Telecommunications and Technology......  $31    $ 95    $161     $337
AIM V.I. Value..................................  $26    $ 79    $135     $287


Please remember that you are looking at examples and not a representation of past or future expenses. Your actual expenses may be lower or greater than those shown above. Similarly, your rate of return may be lower or greater than 5%, which is not guaranteed. The above examples assume the election of the Enhanced Death Benefit Rider with a mortality and expense risk charge of 1.60%. If that option were not elected, the example figures shown above would be slightly lower. To reflect the contract maintenance charge in the examples, we estimated an equivalent percentage charge, based on an assumed average Contract size of $50,000.

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

There are no Accumulation Unit Values to report because the Contracts were first offered as of the date of this prospectus.

The financial statements of the Variable Account and Glenbrook appear in the Statement of Additional Information.

THE CONTRACT
--------------------------------------------------------------------------------

CONTRACT OWNER

The AIM Lifetime Enhanced Choice(sm) Variable Annuity is a contract between you, the Contract owner, and Glenbrook, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

  . the investment alternatives during the Accumulation and Payout Phases,

  . the amount and timing of your purchase payments and withdrawals,

  . the programs you want to use to invest or withdraw money,

  . the income payment plan you want to use to receive retirement income,

  . the Annuitant (either yourself or someone else) on whose life the income payments will be based,

  . the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

  . any other rights that the Contract provides.

If you die, any surviving Contract owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of either owner, or annuitant if the owner is a non-natural person, cannot exceed age 80 at the time the contract is purchased.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 37.

ANNUITANT

The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. If the Contract owner is a natural person, you may change the Annuitant prior to the Payout Start Date. Prior to the Payout Start Date, you may designate a joint Annuitant, who is a second person on whose life income payments depend under an Income Plan. In our discretion, we may permit you to designate a joint Annuitant prior to the Payout Start Date.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

  . the youngest Contract owner if living, otherwise

  . the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

  . your spouse or, if he or she is no longer alive,

  . your surviving children equally, or if you have no surviving children,

  . your estate.

If more than one Beneficiary survives you (or the Annuitant if the Contract owner is not a natural person), we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT

Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

PURCHASES
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $10,000. All subsequent purchase payments must be $500 or more. You may make purchase payments at any time prior to the Payout Start Date. We may limit the amount of each purchase payment that we will accept to a minimum of $500 and a maximum of $1,000,000. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of $100 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our headquarters. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our headquarters.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

CREDIT ENHANCEMENT

There are two Credit Enhancement options available under the Contract. You select one of these options in your application.

Option 1

Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment.

Option 2

Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. And, on every 5th Contract Anniversary during the Accumulation Phase, we will add to your Contract Value a Credit Enhancement equal to 2% of your Contract Value as of such Contract Anniversary.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment (except that any portion of the Credit Enhancement corresponding to the value in any Fixed Account Option will instead be allocated to the Money Market Variable Sub-account). Thereafter you may instruct us to allocate these funds to any investment alternative you choose. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

We are applying for regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the
Cancellation Period. Until we receive such relief, we will return, upon cancellation, the amount you would have received had there been no Credit Enhancement. If we receive the requested regulatory relief, the amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the Credit Enhancement.

CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to the initial purchase payment plus the Credit Enhancement. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Options.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. If you select Credit Enhancement Option 1, we also would credit an additional 40 Accumulation Units of that Variable Sub-Account to your Contract to reflect the 4% Credit Enhancement on your purchase payment (20 additional Units under Option 2, and additional Units every 5th Contract Anniversary if applicable). See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

  . changes in the share price of the Fund in which the Variable Sub-Account invests, and

  . the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.


We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider described on pages 32, 33 and 34 below.

You should refer to the prospectus for the Funds that accompanies this prospectus for a description of how the assets of each Fund are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

INVESTMENT ALTERNATIVES: The Variable Sub-Accounts
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 17 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectus before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.

            Fund:            Each Fund Seeks:*
            -----            -----------------
   AIM V.I. Aggressive
    Growth Fund**..........  Long-term growth of capital.
   AIM V.I. Balanced Fund..  As high a total return as possible, consistent with preservation of capital.
   AIM V.I. Blue Chip Fund.  Long-term growth of capital with a secondary objective of current income.
   AIM V.I. Capital
    Appreciation Fund......  Growth of capital.
   AIM V.I. Capital
    Development Fund.......  Long-term growth of capital.
   AIM V.I. Dent
    Demographic Trends
    Fund...................  Long-term growth of capital.
   AIM V.I. Diversified
    Income Fund............  High level of current income.
   AIM V.I. Global Growth    Long-term growth of capital together with
    and Income Fund........  current income.
   AIM V.I. Global
    Utilities Fund.........  High total return.
   AIM V.I. Government       High level of current income consistent with
    Securities Fund........  reasonable concern for safety of principal.
   AIM V.I. Growth Fund....  Growth of capital.
   AIM V.I. Growth and       Growth of capital with a secondary objective
    Income Fund............  of current income.
   AIM V.I. High Yield
    Fund...................  High level of current income.
   AIM V.I. International
    Equity Fund............  Long-term growth of capital.
   AIM V.I. Money Market     As high a level of current income as is
    Fund...................  consistent with the preservation of capital and liquidity.
   AIM V.I.
    Telecommunications and
    Technology Fund........  Long-term growth of capital.
   AIM V.I. Value Fund.....  Long-term growth of capital. Income is a secondary objective.

----------------

   * A Fund's investment objective may be changed by the Fund's Board of Trustees without shareholders approval.

  ** Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. If the Fund is closed, Contract owners maintaining an allocation of Contract Value in that Fund will nevertheless be permitted to allocate additional purchase payments to the Fund.

Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objectives. Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

INVESTMENT ALTERNATIVES: The Fixed Account Options
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 2 Fixed Account Options including a dollar cost averaging option and the option to invest in one or more Guarantee Periods. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Glenbrook. Allstate Life Insurance Company invests the assets of the general account in accordance with applicable laws governing the investment of insurance company general accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING OPTION

You may establish a Dollar Cost Averaging Program, as described on page 22, by allocating purchase payments to the Fixed Account for 9 months ("9 Month Dollar Cost Averaging Option"). Your purchase payments and related Credit Enhancement will earn interest at the current rates in effect for this Option at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.

You must transfer all of your money out of the 9 Month Dollar Cost Averaging Option to other investment alternatives in equal monthly installments beginning within 30 days of allocation. At the end of the 9 month period, we will transfer any remaining amounts in the 9 Month Dollar Cost Averaging Account to the other investment alternatives you designated. Transfers out of the 9 Month Dollar Cost Averaging Option do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer funds from other investment alternatives to the 9 Month Dollar Cost Averaging Option.

The 9 Month Dollar Cost Averaging Option may not be available in your state.

GUARANTEE PERIODS

Each purchase payment and related Credit Enhancement or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select a Guarantee Period for each purchase or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.

We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES

We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your sales representative or our Customer Support Unit at 1-800-776-6978. The interest rate will never be less than the minimum guaranteed rate stated in the Contract.

HOW WE CREDIT INTEREST

We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to this Option would grow, given an assumed Guarantee Period and annual interest rate:

   Purchase Payment plus Credit Enhancement............................ $10,000
   Guarantee Period.................................................... 5 years
   Annual Interest Rate................................................    4.50%

                              END OF CONTRACT YEAR

                            YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
                          ---------- ---------- ---------- ---------- ----------
Beginning Contract Value  $10,000.00
X (1 + Annual Interest
 Rate)                    X    1.045
                          $10,450.00
Contract Value at end of
 Contract Year                       $10,450.00
X (1 + Annual Interest
 Rate)                                   X1.045
                                     $10,920.25
Contract Value at end of
 Contract Year                                  $10,920.25
X (1 + Annual Interest
 Rate)                                          X    1.045
                                                $11,411.66
Contract Value at end of
 Contract Year                                             $11,411.66
X (1 + Annual Interest
 Rate)                                                     X    1.045
                                                           $11,925.19
Contract Value at end of
 Contract Year                                                        $11,925.19
X (1 + Annual Interest
 Rate)                                                                X    1.045
                                                                      $12,461.82

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82-
$10,000)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a partial withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract.

RENEWALS

Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

  1) take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expired Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

  2) instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

  3) instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

  4) withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT

All withdrawals in excess of the Free Withdrawal Amount, and transfers from a Guarantee Period, other than those taken during the 30 day period after a Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in this option to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We will not apply a Market Value Adjustment to a withdrawal you make:

  . within the Free Withdrawal Amount as described on page 25,

  . to satisfy IRS minimum distribution rules for the Contract,

  . as part of the Dollar Cost Averaging Program, or

  . when exercising the confinement, unemployment or terminal illness waivers.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to you, transferred, or applied to an Income Plan. Conversely, if the Treasury Rate at the time we established the Guarantee Period is lower than the applicable current Treasury Rate, then the Market Value Adjustment will result in a lower amount payable to you, transferred, or applied to an Income Plan.

  For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix A to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: Transfers
--------------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Transfers are not permitted into the 9 Month Dollar Cost Averaging Option. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. There is no minimum transfer amount. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Fund on the same day as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after a Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any of your fixed income payments into variable income payments. You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub- Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-776-6978. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE TRADING LIMITS

We reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract owner or certain Contract owners, if:

  . we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

  . we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

DOLLAR COST AVERAGING PROGRAM

You may make transfers automatically through dollar cost averaging prior to the Payout Start Date. There are three different ways to use the Dollar Cost Averaging Program:

  1) You may allocate purchase payments to the Fixed Account Options for the specific purpose of dollar cost averaging.

  2) You may dollar cost average out of any Variable Sub-account into any other Variable Sub-account(s).

  3) You may transfer interest credited from a Guarantee Period(s) to any Variable Sub-account without application of a Market Value Adjustment.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

AUTOMATIC FUND REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

  Example:

     Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES
--------------------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

  . total purchase payments equal $50,000 or more, or

  . all money is allocated to the Fixed Account Options, as of the Contract
    Anniversary.

After the Payout Start Date, we will waive this charge if, as of the Payout Start Date:

  . the Contract Value is $50,000 or more, or

  . all income payments are fixed amount income payments.

If you surrender your Contract, we will deduct a full contract maintenance charge, unless your Contract qualifies for a waiver.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.40% of the average daily net assets you have invested in the Variable Sub-Accounts (1.60% if you select the Enhanced Death Benefit Rider). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract and the cost of the Credit Enhancement. We expect to make a profit from this fee. However, if the charges under the Contract are not sufficient, then Glenbrook will bear the loss. We charge additional amounts for the Enhanced Death Benefit Rider to compensate us for the additional risk that we accept by providing the rider.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE

We reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 8% of the purchase payment(s) you withdraw. The charge declines to 0% after 8 complete years from the date we received the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 8, above. During each Contract Year, you can withdraw up to 15% of the Contract Value as of the beginning of that Contract Year (15% of the initial purchase payment during the first Contract Year) without paying the charge. Unused portions of this 15% "Free Withdrawal Amount" are not carried forward to future Contract Years. Credit Enhancements are not considered purchase payments when determining the Free Withdrawal Amount in the first year of the Contract. See "Contract" for details.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

  . on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

  . the death of the Contract owner or Annuitant (unless the Settlement Value is used);

  . withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

  . withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts and to help defray the cost of the Credit Enhancement. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER

We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

  1) you, or the Annuitant if the Contract is owned by a non-natural person, are first confined to a long term care facility or a hospital (as defined in the Contract) for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after Issue Date;

  2) we receive your request for the withdrawal and due proof (as defined in the Contract) of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

  3) a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, or the Annuitant, or a member of your or the Annuitant's immediate family (as defined in the Contract), is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER

We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

  1) you (or the Annuitant if the Contract owner is not a natural person) are first diagnosed by a physician (we may require a second or third opinion) with a terminal illness (as defined in the Contract) at least 30 days after the Issue Date; and

  2) you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER

We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

  1) you or the Annuitant become unemployed at least one year after the Issue Date;

  2) you or the Annuitant have been granted unemployment compensation (as defined in the Contract) for at least 30 consecutive days as a result of that unemployment and we receive due proof thereof (as defined in the Contract) prior to or at the time of the withdrawal request; and

  3) you or the Annuitant exercise this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

You may exercise this benefit once during the life of your Contract. This waiver applies upon the unemployment of the Annuitant only if the Contract owner is not a natural person.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. We may discontinue this practice sometime in the future and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract owner's value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES

Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see pages 8 and 9 above. We may receive compensation from A I M Advisors, Inc., for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 29.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our headquarters, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, you must return your Contract to us. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

  1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

  2) An emergency exists as defined by the SEC; or

  3) The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging or Automatic Fund Rebalancing Programs.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

INCOME PAYMENTS
--------------------------------------------------------------------------------

PAYOUT START DATE

You select the Payout Start Date in your application, which must be at least 30 days after the Issue Date. The Payout Start Date is the day that we apply your Contract Value adjusted by any Market Value Adjustment and less any applicable taxes to an Income Plan. The Payout Start Date must be no later than the Annuitant's 90th birthday, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

  . fixed income payments;

  . variable income payments; or

  . a combination of the two.

The three Income Plans are:

 .    Income Plan 1--Life Income with  Guaranteed  Payments.  Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

 .    Income Plan  2--Joint and Survivor  Life Income with  Guaranteed  Payments.
     Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

 .    Income Plan  3--Guaranteed  Payments for a Specified  Period (5 Years to 30
     Years).

     Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets which support the variable income payments supporting this plan even though we do not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to complete such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We also assess applicable premium taxes at the Payout Start Date from the Contract Value.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You may apply all or part of your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, adjusted by a Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

  . pay you the Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

  . reduce the  frequency of your payments so that each payment will be at least
    $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments. We reserve the right to make other assumed investment rates available under this Contract.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

  1) adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

  2) deducting any applicable premium tax; and

  3) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter times as state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
--------------------------------------------------------------------------------

We will pay a death benefit if, prior to the Payout Start Date:

  1) any Contract owner dies or,

  2) the Annuitant dies, if the Contract is owned by a company or other legal entity.

We will pay the death benefit to the new Contract owner as determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

  1) the Contract Value as of the date we determine the death benefit, or

  2) the Settlement Value (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death benefit, or

  3) the sum of all purchase payments, reduced by a withdrawal adjustment, as defined below, or

  4) the Contract Value on the Death Benefit Anniversary prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined below.

A "Death Benefit Anniversary" is every eighth Contract Anniversary during the Accumulation Phase. For example, the 8th, 16th, and 24th Contract Anniversaries are the first three Death Benefit Anniversaries.

The "withdrawal adjustment" is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) is the withdrawal amount;

  (b) is the Contract Value immediately prior to the withdrawal; and

  (c) is the value of the applicable death benefit alternative immediately prior to the withdrawal.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

  . a certified copy of a death certificate,

  . a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

  . other documentation as we may accept in our sole discretion.

ENHANCED DEATH BENEFIT RIDER

If the Contract owner is a living individual, the enhanced death benefit applies only for the death of the Contract owner. If the Contract owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (4) above, or (5) the enhanced death benefit. The enhanced death benefit is equal to the greater of Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states.

The enhanced death benefit will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.

Enhanced Death Benefit A. The Enhanced Death Benefit A on the Issue Date is equal to the initial purchase payment. On each Contract Anniversary, we will recalculate your Enhanced Death Benefit A to equal the greater of your Contract Value on that date, or the most recently calculated Enhanced Death Benefit A. We also will recalculate your Enhanced Death Benefit A whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Enhanced Death Benefit A dollar-for-dollar. Withdrawals will reduce the Enhanced Death Benefit A by an amount equal to a withdrawal adjustment computed in the manner described above under "Death Benefit Amount." In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract Anniversary Contract Values on or before the date we calculate the death benefit.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract owner's or, if the Contract owner is not a natural person, the oldest Annuitant's 85th birthday. After age 85, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.

Enhanced Death Benefit B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment computed in the manner described above under "Death Benefit Amount." Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of the date

  . we determine the death benefit, or

  . the first day of the month following the oldest Contract owner's or, if the Contract owner is not a natural person, the oldest Annuitant's 85th birthday.

DEATH BENEFIT PAYMENTS

Death of Contract Owner. Within 180 days of the date of your death, the new Contract Owner may elect to:

  1) receive the death benefit in a lump sum, or

  2) apply an amount equal to the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:

    (a) over the life of the new Contract Owner,

    (b) for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner, or

    (c) over the life of new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

Otherwise, the new Contract Owner will receive the Settlement Value. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge, market value adjustment, taxes, and contract maintenance charge. The new Owner may make a single withdrawal of any amount within the year of the date of death without incurring a withdrawal charge. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the surviving spouse of the deceased Contract owner is the new Contract owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. The Contract may only be continued once. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge or a Market Value Adjustment. On the day the Contract is continued, the Contract Value will be the death benefit on the Valuation Date after we receive due proof of death (the next Valuation Date if we receive due proof of death after 3 p.m. Central Time). Prior to the Payout Start Date, the death benefit of the continued Contract will be the greater of:

  (a) the sum of all purchase payments less any withdrawals, as defined in the death benefit provision,

  (b) the Contract Value on the date we determine the death benefit, or

  (c) the Contract Value on the Death Benefit anniversary prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment, as defined under Death Benefit Amount.

If the new Contract Owner is a corporation, trust, or other non-natural person, then the new Contract Owner may elect, within 180 days of your death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future. If any new Contract owner is a non-natural person, we will consider all new Contract owners to be non-natural persons for purposes of the above.

Death of Annuitant. If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract Owner may choose to:

  1) receive the death benefit in a lump sum; or

  2) apply the death benefit to an Income Plan that must begin within 1 year of the date of death.

If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract Owner, unless the Contract Owner names a different Annuitant.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death. If the non-natural Contract Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

MORE INFORMATION
--------------------------------------------------------------------------------

GLENBROOK

Glenbrook is the issuer of the Contract. Glenbrook is a stock life insurance company organized under the laws of the State of Arizona in 1998. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992.
Glenbrook was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 Glenbrook was known as "United Standard Life Assurance Company" and from 1983 to 1992 as "William Penn Life Assurance Company of America."

Glenbrook is currently licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our headquarters is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Glenbrook is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its various insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate Life which automatically reinsures all net business of Glenbrook. A.M. Best Company also assigns Glenbrook the rating of A+(r) because Glenbrook automatically reinsures all net business with Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's assigns an Aa2 (Excellent) financial strength rating to Glenbrook. Glenbrook shares the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT

Glenbrook established the Glenbrook Life and Annuity Company Separate Account A on September 6, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of 17 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other variable sub-accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS

Dividends  and  Capital  Gain  Distributions.   We  automatically  reinvest  all
dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

Voting Privileges. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast. We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

Changes in Funds. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

Conflicts of Interest. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

Distribution. ALFS, Inc.* ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

----------------
* Effective May 1, 2000, Allstate Life Financials Services, Inc. was renamed ALFS, Inc.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments (on a present value basis). These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. Sale of the Contracts may also count toward incentive program awards for the registered representative. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

  . issuance of the Contracts;

  . maintenance of Contract owner records;

  . Contract owner services;

  . calculation of unit values;

  . maintenance of the Variable Account; and

  . preparation of Contract owner reports.

We will send you Contract statements at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS

If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook.

YEAR 2000

Glenbrook is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of Glenbrook's older computer software programs recognize only the last two digits of the year in any date, some software may have failed to operate properly in or after the year 1999, if the software was not reprogrammed or replaced ("Year 2000 Issue"). Glenbrook believes that many of its counterparties and suppliers also had potential Year 2000 Issues which could affect Glenbrook. In 1995, Allstate Insurance Company commenced a four phase plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies included normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements, and modifications to existing systems to make them Year 2000 compliant. The plan also included Glenbrook actively working with its major external counterparties and suppliers to assess their compliance efforts and Glenbrook's exposure to them. Because of the accuracy of this plan, and its timely completion, Glenbrook has experienced no material impacts on its results of operations, liquidity or financial position due to the Year 2000 issue. Year 2000 costs are expensed as incurred.

TAXES
--------------------------------------------------------------------------------

The following discussion is general and is not intended as tax advice. Glenbrook makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

  1) the Contract owner is a natural person,

  2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

  3) Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Glenbrook does not have control over the Funds their investments, we expect the Funds to meet the diversification requirements.

Ownership Treatment. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

  . made on or after the date the individual attains age 59 1/2,

  . made to a beneficiary after the Contract owner's death,

  . attributable to the Contract owner being disabled, or

  . for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits. Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

  1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

  2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

  1) made on or after the date the Contract owner attains age 59 1/2;

  2) made as a result of the Contract owner's death or disability;

  3) made in substantially equal periodic payments over the Contract owner's life or life expectancy,

  4) made under an immediate annuity, or

  5) attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Aggregation of Annuity Contracts. All non-qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

Contracts may be used as investments with certain qualified plans such as:

  . Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

  . Roth IRAs under Section 408A of the Code;

  . Simplified Employee Pension Plans under Section 408(k) of the Code;

  . Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
    408(p) of the Code;

  . Tax Sheltered Annuities under Section 403(b) of the Code;

  . Corporate and Self Employed Pension and Profit Sharing Plans; and

  . State and Local Government and Tax Exempt Organization Deferred
    Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1988, and all earnings on salary reduction contributions, may be made only:

  1) on or after the date of employee

    . attains age 59 1/2,

    . separates from service,

    . dies,

    . becomes disabled; or

  2) on account of hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan.

INCOME TAX WITHHOLDING

Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

  1) required minimum distributions, or

  2) a series of substantially equal periodic payments made over a period of at least 10 years, or

  3) over the life (joint lives) of the participant (and beneficiary).

Glenbrook may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Glenbrook's annual report on Form 10-K for the year ended December 31, 1999 and quarterly report on 10-Q for the quarter ended March 31, 2000 are incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000947878. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 94039, Palatine, Illinois 60094-4039 (telephone:
1-800-776-6978).

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the Credit Enhancement and the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. However, any total return figures that reflect the Credit Enhancement will also reflect applicable withdrawal charges to the extent required. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

EXPERTS
--------------------------------------------------------------------------------

The financial statements of Glenbrook as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the related financial statement schedule that appear in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 1999, and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                             MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

  I = the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

  N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period; and

  J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used.

  "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                                 .9 X (I-J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                       EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment of $10,000 Plus
     Credit Enhancement of $400
     (Option 1: 4% up front):     $10,400 allocated to a Guarantee Period

Guarantee Period:                 5 years

Treasury Rate (at the time the
     Guarantee Period
     was established):            4.50%

Full Surrender:                   End of Contract Year 3

----------------

NOTE: These examples assume that premium taxes are not applicable.

                 EXAMPLE 1: (Assumes declining interest rates)


Step 1. Calculate Contract
        Value at End of
        Contract Year 3:    $10,000.00 X (1.04) X (1.045)/3/ = $11,868.13

Step 2. Calculate the Free
        Withdrawal Amount:  15% X $10,000.00 X (1.04) X (1.045)/2/ = $1,703.56

Step 3. Calculate the
        Withdrawal Charge:  = .07 X ($10,000.00 - $1,703.56) = $580.75

Step 4. Calculate the
        Market Value
        Adjustment:         I = 4.50%

                            J= 4.20%

                            730 days
                            --------
                            N = 365 days = 2

                            Market Value Adjustment Factor: .9 X (I - J) X N

                            = .9 X (.045 - .042) X (2) = 0.0054

                            Market Value Adjustment = Market Value
                            Adjustment Factor X Amount Subject to
                             Market Value Adjustment

                            = .0054 X ($11,868.13 - $1,703.56) = $54.89

Step 5. Calculate the
        amount received by
        Contract owner as
        a result of full
        withdrawal at the
        end of Contract
        Year 3:             $11,868.13 - $580.75 + $54.89 = $11,342.27

                   EXAMPLE 2: (Assumes rising interest rates)

Step 1. Calculate Contract
        Value at End of
        Contract Year 3:    $10,000.00 X (1.04) X (1.045)/3/ = $11,868.13

Step 2. Calculate the Free
        Withdrawal Amount:  15% X $10,000.00 X (1.04) X (1.045)/2/ = $1,703.56

Step 3. Calculate the
        Withdrawal Charge:  = .07 X ($10,000.00 - $1,703.56) = $580.75

Step 4. Calculate the
        Market Value
        Adjustment:         I = 4.50%

                            J= 4.80%

                            730 days
                            --------
                            N = 365 days  = 2

                            Market Value Adjustment Factor: .9 X (I - J) X N

                            = .9 X (.045 - .048) X (2) = -0.0054

                            Market Value Adjustment = Market Value
                            Adjustment Factor X Amount Subject to
                             Market Value Adjustment

                            = .0054 X ($11,868.13 - $1,703.56) = $(54.89)

Step 5. Calculate the
        amount received by
        Contract owner as
        a result of full
        withdrawal at the
        end of Contract
        Year 3:             $11,868.13 - $580.75 - $54.89 = $11,232.49

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                Description                                 Page
                                -----------                                 ----
Additions, Deletions or Substitutions of Investments.......................   1
The Contract...............................................................   2
  Purchases................................................................   2
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers).............   2
Performance Information....................................................   3
Calculation of Accumulation Unit Values....................................  11
Calculation of Variable Income Payments....................................  12
General Matters
  Incontestability.........................................................  13
  Settlements..............................................................  13
  Safekeeping of the Variable Account's Assets.............................  13
  Premium Taxes............................................................  13
  Tax Reserves.............................................................  13
Federal Tax Matters........................................................  14
Qualified Plans............................................................  15
Experts....................................................................  18
Financial Statements.......................................................  19

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this prospectus other than as contained in this prospectus.

               THE AIM LIFETIME PLUS(sm) ENHANCED CHOICE VARIABLE ANNUITY

Glenbrook Life and Annuity Company          Statement of Additional Information
Glenbrook Life and Annuity Company               dated June 9, 2000
Separate Account A
Post Office Box 94039
Palatine, IL 60094-4039
1 (800) 776-6978

This Statement of Additional Information supplements the information in the prospectus for the AIM Lifetime Plus(sm) Enhanced Choice Variable Annuity. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated June 9, 2000, for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus.

                               TABLE OF CONTENTS

Description                                                                Page
-----------                                                                ----
Additions, Deletions or Substitutions of Investments.......................   1
The Contract...............................................................   2
  Purchases................................................................   2
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers).............   2
Performance Information....................................................   3
Calculation of Accumulation Unit Values....................................  11
Calculation of Variable Income Payments....................................  12
General Matters
  Incontestability.........................................................  13
  Settlements..............................................................  13
  Safekeeping of the Variable Account's Assets.............................  13
  Premium Taxes............................................................  13
  Tax Reserves.............................................................  13
Federal Tax Matters........................................................  14
Qualified Plans............................................................  15
Experts....................................................................  18
Financial Statements.......................................................  19

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We may add, delete, or substitute the Fund shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Fund with those of another Fund of the same or different mutual fund if the shares of the Fund are no longer available for investment, or if we believe investment in any Fund would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract owner's interest in a Variable Sub-Account until we have notified the Contract owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Fund of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Funds. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

THE CONTRACT

The Contract is primarily designed to aid individuals in long-term financial planning. You can use it for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

PURCHASE OF CONTRACTS

We offer the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. The principal underwriter for the Variable Account, ALFS, Inc., distributes the Contracts. ALFS is an affiliate of Glenbrook. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts, but we reserve the right to do so at any time.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PERFORMANCE INFORMATION

From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract owner. Also, please note that the performance figures shown do not reflect any applicable taxes.

STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                              $1,000(1 + T)n = ERV

where:

     T    = average annual total return

     ERV = ending redeemable value of a hypothetical $1,000 payment (plus applicable Credit Enhancement thereon) made at the beginning of 1, 5, or 10 year periods or shorter period

     n    = number of years in the period

     1000 = hypothetical $1,000 investment

When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior.

When factoring in the contract maintenance charge, we pro rate the charge by dividing (i) the contract maintenance charge by (ii) an assumed average Contract size of $50,000. We then multiply the resulting percentage by a hypothetical $1,000 investment.

The standardized total returns for the Variable Sub-Accounts for the periods ended April 28, 2000 are set out below. The Contract was first offered for sale as of the date of this Statement of Additional Information. Accordingly, the performance shown reflects the historical performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contract that would have applied had it been available during the periods shown. No standardized total returns are shown for the Money Market Variable Sub-Account.


(Without the Enhanced  Death Benefit Option)
Credit Enhancement Option 1
                                                                  10 Years or Since
Fund                                 One Year    Five Years     Inception (if less)*

AIM V.I. Aggressive Growth             66.57%        N/A           26.36%
AIM V.I. Balanced                       8.54%        N/A           11.68%
AIM V.I. Capital Appreciation          41.20%        N/A           18.82%
AIM V.I. Capital Development           44.66%        N/A           11.67%
AIM V.I. Diversified Income            -8.44%        N/A            1.13%
AIM V.I. Global Utilities              28.09%        N/A           17.38%
AIM V.I. Government Securities         -3.71%        N/A            2.46%
AIM V.I. Growth                        28.21%        N/A           22.59%
AIM V.I. Growth & Income               18.06%        N/A           21.52%
AIM V.I  High Yield                    -4.57%        N/A           -5.59%
AIM V.I. International Equity          32.30%        N/A           16.24%
AIM V.I. Money Market                   0.18%        N/A            3.06%
AIM V.I. Value                         18.74%        N/A           19.61%
AIM V.I. Blue Chip                       N/A        N/A             0.61%**
AIM V.I. Dent Demographic Trends         N/A        N/A            -0.56%**
AIM V.I. Global G&I                      N/A        N/A            -4.69%**
AIM V.I. Telecommunications              N/A        N/A            -7.50%**
         and Technology

* The Variable Sub-Accounts commenced operations on December 4, 1995 with the exception of the AIM V.I. Aggressive Growth, Balanced, Capital Appreciation and High Yield Sub-Accounts which commenced operations on May 1, 1998 and the AIM V.I. Blue Chip, Dent Demographic Trends, Global Growth and Income, and Telecommunications and Technology Variable Sub-Accounts commenced operations on January 3, 2000.

** Standardized total returns for these Variable Sub-Accounts are not annualized.

(Without the Enhanced Death Benefit Option)
Credit Enhancement Option 2

                                                                   10 Years or
Fund                                   One Year    Five Years    Since Inception (if less)*

AIM V.I.  Aggressive Growth             63.36%       N/A           25.13%
AIM V.I.  Balanced                       6.45%       N/A           10.60%
AIM V.I.  Capital Appreciation          38.48%       N/A           18.83%
AIM V.I.  Capital Development           41.87%       N/A           10.59%
AIM V.I.  Diversified Income           -10.20%       N/A            1.13%
AIM V.I.  Global Utilities              25.62%       N/A           17.39%
AIM V.I.  Government Securities         -5.56%       N/A            2.47%
AIM V.I.  Growth                        25.74%       N/A           22.60%
AIM V.I.  Growth & Income               15.79%       N/A           21.53%
AIM V.I.  High Yield                    -6.40%       N/A           -6.50%
AIM V.I.  International Equity          29.75%       N/A           16.25%
AIM V.I.  Money Market                  -1.75%       N/A            3.07%
AIM V.I.  Value                         16.46%       N/A           19.62%
AIM V.I.  Blue Chip                       N/A        N/A           -1.33%**
AIM V.I.  Dent Demographic Trends         N/A        N/A           -2.48%**
AIM V.I.  Global G&I                      N/A        N/A           -6.53%**
AIM V.I.  Telecommunications              N/A        N/A           -9.28%**
          and Technology


*The inception dates of the Variable Sub-Accounts appear in the footnote to the preceding table.

** Standardized total returns for these Variable Sub-Accounts are not annualized.

(With the Enhanced Death Benefit Option)
Credit Enhancement Option 1


                                                                  10 Years or
Fund                                  One Year    Five Years    Since Inception (if less)*

AIM V.I. Aggressive Growth             66.23%        N/A           26.10%
AIM V.I. Balanced                       8.32%        N/A           11.46%
AIM V.I. Capital Appreciation          40.92%        N/A           18.58%
AIM V.I. Capital Development           44.37%        N/A           11.45%
AIM V.I. Diversified Income            -8.62%        N/A            0.92%
AIM V.I. Global Utilities              29.83%        N/A           17.15%
AIM V.I. Government Securities         -3.90%        N/A            2.25%
AIM V.I. Growth                        27.95%        N/A           22.35%
AIM V.I. Growth & Income               17.83%        N/A           21.28%
AIM V.I. High Yield                    -4.76%        N/A           -5.78%
AIM V.I. International Equity          32.03%        N/A           16.01%
AIM V.I. Money Market                  -0.02%        N/A            2.86%
AIM V.I. Value                         18.50%        N/A           19.37%
AIM V.I. Blue Chip                        N/A        N/A            0.54%**
AIM V.I. Dent Demographic Trends          N/A        N/A           -0.63%**
AIM V.I. Global G&I                       N/A        N/A           -4.75%**
AIM V.I. Telecommunications               N/A        N/A           -7.55%**
         and Technology

*The inception dates of the Variable Sub-Accounts appear in the footnote to the preceding table.

** Standardized total returns for these Variable Sub-Accounts are not annualized.

(With the Enhanced Death Benefit Option)
Credit Enhancement Option 2

                                                                   10 Years or
Fund                                   One Year    Five Years    Since Inception (if less)*

AIM V.I. Aggressive Growth             63.04%        N/A           24.88%
AIM V.I. Balanced                       6.24%        N/A           10.37%
AIM V.I. Capital Appreciation          38.21%        N/A           18.59%
AIM V.I. Capital Development           41.59%        N/A           10.37%
AIM V.I. Diversified Income           -10.38%        N/A            0.93%
AIM V.I. Global Utilities              25.37%        N/A           17.16%
AIM V.I. Government Securities         -5.75%        N/A            2.26%
AIM V.I. Growth                        25.49%        N/A           22.36%
AIM V.I. Growth & Income               15.56%        N/A           21.29%
AIM V.I. High Yield                    -6.59%        N/A           -6.69%
AIM V.I. International Equity          29.49%        N/A           16.02%
AIM V.I. Money Market                  -1.94%        N/A            2.86%
AIM V.I. Value                         16.22%        N/A           19.38%
AIM V.I. Blue Chip                        N/A        N/A           -1.39%**
AIM V.I. Dent Demographic Trends          N/A        N/A           -2.54%**
AIM V.I. Global G&I                       N/A        N/A           -6.59%**
AIM V.I. Telecommunications               N/A        N/A           -9.33%**
         and Technology


*The inception dates of the Variable Sub-Accounts appear in the footnote to the preceding table.

** Standardized total returns for these Variable Sub-Accounts are not annualized.

NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote rates of return that reflect changes in the values of each Variable Sub-Account's accumulation units. We may quote these "non-standardized total returns" on an annualized, cumulative, year-by-year, or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge. However, these rates of return do not reflect withdrawal charges, contract maintenance charges, or any taxes. Such charges, if reflected, would reduce the performance shown. Non-standardized total returns do not take into account the amount of any Credit Enhancement.

Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:

Annualized Return = (1 + r)1/n -1 where r = cumulative rate of return for the period shown, and n = number of years in the period.

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except that rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an accumulation unit.

Cumulative rates of return reflect the cumulative change in value of an accumulation unit over the period shown. Year-by-year rates of return reflect the change in value of an accumulation unit during the course of each year shown. We compute these returns by dividing the accumulation unit value at the end of each period shown, by the accumulation unit value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 3, 5 and 10 year periods, or period since inception of the Variable Sub-Account's operations, as well as other periods, such as "year-to-date" (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); the prior calendar year; and the "n" most recent calendar years.

The non-standardized annualized total returns for the Variable Sub-Accounts for the period ended April 28, 2000 are set out below. The Contract was first offered for sale as of the date of this Statement of Additional Information. Accordingly, the performance shown reflects the historical performance of the Variable Sub-Accounts, adjusted to reflect the current asset-based charges (but not the withdrawal charge, contract maintenance charge, or taxes) under the Contract that would have applied had it been available during the period shown. No non-standardized total returns are shown for the Money Market Variable Sub-Account.


(Without the Enhanced  Death Benefit Option)
Credit Enhancement Option 1
                                                                   10 Years or Since
Variable Sub-Account                    One Year      Five Years    Inception (if less)*

AIM V.I. Aggressive Growth               71.90%        N/A           28.41%
AIM V.I. Balanced                        12.03%        N/A           13.49%
AIM V.I. Capital Appreciation            45.73%        N/A           19.23%
AIM V.I. Capital Development             49.30%        N/A           13.49%
AIM V.I. Diversified Income              -5.49%        N/A            1.48%
AIM V.I. Global Utilities                32.20%        N/A           17.78%
AIM V.I. Government Securities           -0.60%        N/A            2.82%
AIM V.I. Growth                          32.33%        N/A           23.00%
AIM V.I. Growth & Income                 21.86%        N/A           21.93%
AIM V.I. High Yield                      -1.49%        N/A           -4.04%
AIM V.I. International Equity            36.54%        N/A           16.64%
AIM V.I. Money Market                     3.41%        N/A            3.43%
AIM V.I. Value                           22.56%        N/A           20.02%
AIM V.I. Blue Chip                          N/A        N/A            3.85%**
AIM V.I. Dent Demographic Trends            N/A        N/A            2.64%**
AIM V.I. Global G&I                         N/A        N/A           -1.62%**
AIM V.I. Telecommunications                 N/A        N/A           -4.51%**
         and Technology

*The inception dates of the Variable Sub-Accounts appear in the footnote to the first table under "Standardized Total Returns."

** The non-standardized total returns for these Variable Sub-Accounts are not annualized.


(Without the Enhanced Death Benefit Option)
Credit Enhancement Option 2
                                                                 10 Years or Since
Variable Sub-Account               One Year      Five Years     Inception (if less)*

AIM V.I. Aggressive Growth             71.90%        N/A           28.41%
AIM V.I. Balanced                      12.03%        N/A           13.49%
AIM V.I. Capital Appreciation          45.73%        N/A           19.23%
AIM V.I. Capital Development           49.30%        N/A           13.49%
AIM V.I. Diversified Income            -5.49%        N/A            1.48%
AIM V.I. Global Utilities              32.20%        N/A           17.78%
AIM V.I. Government Securities         -0.60%        N/A            2.82%
AIM V.I. Growth                        32.33%        N/A           23.00%
AIM V.I. Growth & Income               21.86%        N/A           21.93%
AIM V.I. High Yield                    -1.49%        N/A           -4.04%
AIM V.I. International Equity          36.54%        N/A           16.64%
AIM V.I. Money Market                   3.41%        N/A            3.43%
AIM V.I. Value                         22.56%        N/A           20.02%
AIM V.I. Blue Chip                       N/A         N/A            3.85%**
AIM V.I. Dent Demgraphic Trends          N/A         N/A            2.64%**
AIM V.I. Global G&I                      N/A         N/A           -1.62%**
AIM V.I. Telecommunications              N/A         N/A           -4.51%**
         and Technology


*The inception dates of the Variable Sub-Accounts appear in the footnote to the first table under "Standardized Total Returns."

** The non-standardized total returns for these Variable Sub-Accounts are not annualized.

(With Enhanced Death Benefit Option)
Credit Enhancement Option 1
                                                                  10 Years or
Fund                                  One Year    Five Years    Since Inception (if less)*

AIM V.I. Aggressive Growth             71.56%        N/A           28.15%
AIM V.I. Balanced                      11.81%        N/A           13.27%
AIM V.I. Capital Appreciation          45.44%        N/A           18.99%
AIM V.I. Capital Development           49.00%        N/A           13.27%
AIM V.I. Diversified Income            -5.67%        N/A            1.28%
AIM V.I. Global Utilities              31.94%        N/A           17.55%
AIM V.I. Government Securities         -0.80%        N/A            2.62%
AIM V.I. Growth                        32.06%        N/A           22.76%
AIM V.I. Growth & Income               21.62%        N/A           21.69%
AIM V.I. High Yield                    -1.68%        N/A           -4.23%
AIM V.I. International Equity          36.27%        N/A           16.41%
AIM V.I. Money Market                   3.20%        N/A            3.22%
AIM V.I. Value                         22.31%        N/A           19.78%
AIM V.I. Blue Chip                      N/A          N/A            3.78%**
AIM V.I. Dent Demographic Trends        N/A          N/A            2.58%**
AIM V.I. Global G&I                     N/A          N/A           -1.68%**
AIM V.I. Telecommunications             N/A          N/A           -4.57%**
         and Technology

* The inception dates of the Variable Sub-Accounts appear in the footnote to the first table under "Standardized Total Returns".

** The non-standardized total returns for these Variable Sub-Accounts are not annualized.

(With the Enhanced Death Benefit Option)
Credit Enhancement Option 2

                                                                       10 Years or
Fund                                   One Year    Five Years      Since Inception (if less)*
AIM V.I. Aggressive Growth             71.56%        N/A           28.15%
AIM V.I. Balanced                      11.81%        N/A           13.27%
AIM V.I. Capital Appreciation          45.44%        N/A           18.99%
AIM V.I. Capital Development           49.00%        N/A           13.27%
AIM V.I. Diversified Income            -5.67%        N/A            1.28%
AIM V.I. Global Utilities              31.94%        N/A           17.55%
AIM V.I. Government Securities         -0.80%        N/A            2.62%
AIM V.I. Growth                        32.06%        N/A           22.76%
AIM V.I. Growth & Income               21.62%        N/A           21.69%
AIM V.I. High Yield                    -1.68%        N/A           -4.23%
AIM V.I. International Equity          36.27%        N/A           16.41%
AIM V.I. Money Market                   3.20%        N/A            3.22%
AIM V.I. Value                         22.31%        N/A           19.78%
AIM V.I. Blue Chip                      N/A          N/A            3.78%**
AIM V.I. Dent Demographic Trends        N/A          N/A            2.58%**
AIM V.I. Global G&I                     N/A          N/A           -1.68%**
AIM V.I. Telecommunications             N/A          N/A           -4.57%**
         and Technology

* The inception dates of the Variable Sub-Accounts appear in the footnote to the first table under "Standardized Total Returns".

** The non-standardized total returns for these Variable Sub-Accounts are not annualized.

ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We will calculate such "adjusted historical total returns" using the historical performance of the underlying Funds and adjusting such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contract, the contract maintenance charge, and the appropriate withdrawal charge.

The adjusted historical total returns for the Variable Sub-Accounts for the periods ended April 28, 2000 are set out below.


The inception dates of the Funds corresponding to the Variable Sub-Accounts are as follows:

          AIM V.I. Aggressive Growth Fund                    May 1, 1998
          AIM V.I. Balanced Fund                             May 1, 1998
          AIM V.I. Blue Chip                                 December 29, 1999
          AIM V.I. Capital Appreciation Fund                 May 5, 1993
          AIM V.I. Capital Development Fund                  May 1, 1998
          AIM V.I. Dent Demographics                         December 29, 1999
          AIM V.I. Diversified Income Fund                   May 5, 1993
          AIM V.I. Global Growth and Income                  February 10, 1993 +
          AIM V.I. Global Utilities Fund                     May 2, 1994
          AIM V.I. Government Securities Fund                May 5, 1993
          AIM V.I. Growth Fund                               May 5, 1993
          AIM V.I. Growth and Income Fund                    May 2, 1994
          AIM V.I. High Yield Fund                           May 1, 1998
          AIM V.I. International Equity Fund                 May 5, 1993
          AIM V.I. Telecommunications and Technology         October 18, 1993 +
          AIM V.I. Value Fund                                May 5, 1993

(Without the Enhanced  Death Benefit Option)
Credit Enhancement Option 1
                                                                           10 Years or Since
Variable Sub-Account                     One Year      Five Years      Inception of Fund (if less)

AIM V.I. Aggressive Growth             66.57%        N/A                  26.36%
AIM V.I. Balanced                       8.54%        N/A                  11.68%
AIM V.I. Capital Appreciation          41.20%       21.29%                19.79%
AIM V.I. Capital Development           44.66%        N/A                  11.67%
AIM V.I. Diversified Income            -8.44%        2.80%                 2.91%
AIM V.I. Global Utilities              28.09%       18.68%                15.72%
AIM V.I. Government Securities         -3.71%        3.74%                 3.16%
AIM V.I. Growth                        28.21%       24.31%                19.81%
AIM V.I. Growth & Income               18.06%       23.02%                21.01%
AIM V.I. High Yield                    -4.57%        N/A                  -5.59%
AIM V.I. International Equity          32.30%       16.59%                14.49%
AIM V.I. Money Market                   0.18%        4.02%                 3.10%
AIM V.I. Value                         18.74%       22.00%                20.01%
AIM V.I. Blue Chip**                     N/A         N/A                  -0.42%
AIM V.I. Dent Demographic Trends**       N/A         N/A                  -1.58%
AIM V.I. Global G&I                    -6.02%       10.30%                 9.42%
AIM V.I. Telecommunications            60.12%       30.75%                25.60%
         and Technolgy***



+ The inception date of the AIM V.I. Global Growth and Income and AIM V.I. Telecommunications and Technology Funds ("AIM V.I. Funds") is October 15, 1999. For periods prior to the inception dates of the AIM V.I. Funds, the performance shown is based on the historical performance of the G.T. Global Growth and Income and G.T. Telecommunications Funds, adjusted to reflect the current expenses of the AIM V.I. Funds.


**Adjusted historical total returns for these Variable Sub-Accounts are not annualized.

***Effective May 1, 2000, the AIM V.I. Telecommunications Fund changed its name to the AIM V.I. Telecommunications and Technology Fund to reflect changes in its investment policies. Performance shown for this fund reflects the investment policies of the fund prior to the change.


(Without the Enhanced Death Benefit Option)
Credit Enhancement Option 2
                                                                          10 Years or Since
Variable Sub-Account                   One Year     Five Years      Inception of Fund (if less)

AIM V.I. Aggressive Growth             63.36%        N/A                         25.13%
AIM V.I. Balanced                       6.45%        N/A                         10.60%
AIM V.I. Capital Appreciation          38.48%       21.30%                       19.80%
AIM V.I. Capital Development           41.87%        N/A                         10.59%
AIM V.I. Diversified Income           -10.20%        2.80%                        2.92%
AIM V.I. Global Utilities              25.62%       18.69%                       15.72%
AIM V.I. Government Securities         -5.56%        3.75%                        3.16%
AIM V.I. Growth                        25.74%       24.32%                       19.82%
AIM V.I. Growth & Income               15.79%       23.03%                       21.01%
AIM V.I. High Yield                    -6.40%        N/A                         -6.50%
AIM V.I. International Equity          29.75%       16.60%                       14.49%
AIM V.I. Money Market                  -1.75%        4.02%                        3.10%
AIM V.I. Value                         16.46%       22.01%                       20.02%
AIM V.I. Blue Chip**                    N/A          N/A                         -2.34%
AIM V.I. Dent Demographic Trends**      N/A          N/A                         -3.47%
AIM V.I. Global G&I                    -7.82%       10.31%                        9.42%
AIM V.I. Telecommunications            57.04%       30.75%                       25.60%
         and Technolgy***

The inception dates for the Funds appear in the footnote to the preceding table.



**The adjusted historical total returns for these Variable Sub-Accounts are not annualized.

***Effective May 1, 2000, the AIM V.I. Telecommunications Fund changed its name to the AIM V.I. Telecommunications and Technology Fund to reflect changes in its investment policies. Performance shown for this fund reflects the investment policies of the fund prior to the change.

(With the Enhanced Death Benefit Option)
Credit Enhancement Option 1

                                                                10 Years or
Fund                                 One Year    Five Years    Since Inception (if less)

AIM V.I. Aggressive Growth             66.23%        N/A           26.10%
AIM V.I. Balanced                       8.32%        N/A           11.46%
AIM V.I. Capital Appreciation          40.92%       21.05%         19.56%
AIM V.I. Capital Development           44.37%        N/A           11.45%
AIM V.I. Diversified Income            -8.62%        2.59%          2.71%
AIM V.I. Global Utilities              27.83%       18.44%         15.49%
AIM V.I. Government Securities         -3.90%        3.53%          2.95%
AIM V.I. Growth                        27.95%       24.06%         19.57%
AIM V.I. Growth & Income               17.83%       22.77%         20.77%
AIM V.I. High Yield                    -4.76%        N/A           -5.78%
AIM V.I. International Equity          32.03%       16.36%         14.26%
AIM V.I. Money Market                  -0.02%        3.73%          2.89%
AIM V.I. Value                         18.50%       21.76%         19.77%
AIM V.I. Blue Chip**                     N/A         N/A           -0.49%
AIM V.I. Dent Demographic Trends**       N/A         N/A           -1.64%
AIM V.I. Global G&I                    -6.20%       10.08%          9.20%
AIM V.I. Telecommunications            59.80%       30.48%         25.34%
         and Technology***


**The adjusted historical total returns for these Variable Sub-Accounts are not annualized.

***Effective May 1, 2000, the AIM V.I. Telecommunications Fund changed its name to the AIM V.I. Telecommunications and Technology Fund to reflect changes in its investment policies. Performance shown for this fund reflects the investment policies of the fund prior to the change.


(With the Enhanced Death Benefit Option)
Credit Enhancement Option 2
                                                                10 Years or
Fund                                  One Year    Five Years    Since Inception (if less)

AIM V.I. Aggressive Growth             63.04%        N/A           24.88%
AIM V.I. Balanced                       6.24%        N/A           10.37%
AIM V.I. Capital Appreciation          38.21%       21.05%         19.56%
AIM V.I. Capital Development           41.59%        N/A           10.37%
AIM V.I. Diversified Income            -6.38%        2.60%          2.71%
AIM V.I. Global Utilities              25.37%       18.45%         15.49%
AIM V.I. Government Securities         -5.75%        3.54%          2.96%
AIM V.I. Growth                        25.49%       24.07%         19.58%
AIM V.I. Growth & Income               15.56%       22.78%         20.77%
AIM V.I. High Yield                    -6.59%        N/A           -6.69%
AIM V.I. International Equity          29.49%       16.36%         14.26%
AIM V.I. Money Market                  -1.94%        3.74%          2.90%
AIM V.I. Value                         16.22%       21.76%         19.78%
AIM V.I. Blue Chip**                      N/A         N/A           -2.40%
AIM V.I. Dent Demographic Trends**        N/A         N/A           -3.54%
AIM V.I. Global G&I                    -8.01%       10.09%          9.20%
AIM V.I. Telecommunications            56.72%       30.49%         25.35%
         and Technology***


**The adjusted historical total returns for these Variable Sub-Accounts are not annualized.

***Effective May 1, 2000, the AIM V.I. Telecommunications Fund changed its name to the AIM V.I. Telecommunications and Technology Fund to reflect changes in its investment policies. Performance shown for this fund reflects the investment policies of the fund prior to the change.



Calculation of Accumulation Unit Values

The value of Accumulation Units will change each Valuation Period according to the investment performance of the Fund shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

     (A) is the sum of:

     (1) the net asset value per share of the Fund underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

     (2) the per share amount of any dividend or capital gain distributions made by the Fund underlying the Variable Sub-Account during the current Valuation Period;

     (B) is the net asset value per share of the Fund underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

     (C) is the annualized mortality and expense risk and administrative expense charges divided by the number of days in the current calendar year and then multiplied by the number of calendar days in the current Valuation Period.

CALCULATION OF VARIABLE INCOME PAYMENTS

We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Fund in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

o dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.


The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states that require the use of unisex tables.

GENERAL MATTERS

INCONTESTABILITY

We will not contest the Contract after we issue it.

SETTLEMENTS

The Contract must be returned to us prior to any settlement. We must receive due proof of the Contract owner(s) death (or Annuitant's death if there is a non-natural Contract owner) before we will settle a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Fund shares held by each of the Variable Sub-Accounts.

The Funds do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.

PREMIUM TAXES

Applicable premium tax rates depend on the Contract owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.

TAX RESERVES

We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. WE MAKE NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF GLENBROOK LIFE AND ANNUITY COMPANY

Glenbrook is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from Glenbrook, and its operations form a part of Glenbrook, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, Glenbrook believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract. Accordingly, Glenbrook does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Glenbrook does not intend to make provisions for any such taxes. If Glenbrook is taxed on investment income or capital gains of the Variable Account, then Glenbrook may impose a charge against the Variable Account in order to make provision for such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

QUALIFIED PLANS

The Contract may be used with several types of qualified plans. The income on qualified plan and IRA investments is tax deferred and variable annuites held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed below.

The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Contract owners and participants under the plan and annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the plan regardless of the terms of the Contract.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the Contract's Cash Value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the Contract Value.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)

Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or non-elective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

STATE AND LOCAL  GOVERNMENT AND TAX-EXEMPT  ORGANIZATION  DEFERRED  COMPENSATION
PLANS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the Contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Generally, under the non-natural owner rules, such Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a
Section 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

EXPERTS

The financial statements of Glenbrook as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the related financial statement schedule that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 1999, and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 1999 and for each of the periods in the two years then ended, the financial statements of Glenbrook as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, the related financial statement schedule and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and financial statement schedule of Glenbrook included herein should be considered only as bearing upon the ability of Glenbrook to meet its obligations under the Contracts.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1999 and 1998, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1999. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2000

                          GLENBROOK LIFE AND ANNUITY COMPANY
                           STATEMENTS OF FINANCIAL POSITION

                                                                            DECEMBER 31,
                                                                   ---------------------------
                                                                      1999             1998
                                                                   ----------     ------------
($ in thousands, except par value data)

ASSETS
Investments
   Fixed income securities, at fair value
      (amortized cost $94,173 and $87,415 )                         $    92,937    $    94,313
   Short-term                                                            53,063          4,663
                                                                    -----------    -----------
         Total investments                                              146,000         98,976

Cash                                                                          9             --
Reinsurance recoverable from
   Allstate Life Insurance Company                                    4,144,165      3,113,278
Deferred income taxes                                                       293             --
Other assets                                                              2,706          2,590
Separate Accounts                                                     1,541,756        993,622
                                                                    -----------    -----------
         TOTAL ASSETS                                               $ 5,834,929    $ 4,208,466
                                                                    ===========    ===========

LIABILITIES
Reserve for life-contingent contract benefits                       $       800    $        --
Contractholder funds                                                  4,143,365      3,113,278
Current income taxes payable                                              2,360          2,181
Deferred income taxes                                                        --          2,499
Payable to affiliates, net                                                4,122          3,583
Separate Accounts                                                     1,541,756        993,622
                                                                    -----------    -----------
         TOTAL LIABILITIES                                            5,692,403      4,115,163
                                                                    -----------    -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $500 par value, 10,000 and
    4,200 shares authorized, 5,000 and
    4,200 shares issued
    and outstanding                                                       2,500          2,100
Additional capital paid-in                                              119,241         69,641
Retained income                                                          21,588         17,079

Accumulated other comprehensive (loss) income:
    Unrealized net capital (losses) gains                                  (803)         4,483
                                                                    -----------    -----------
         TOTAL ACCUMULATED OTHER COMPREHENSIVE
             (LOSS) INCOME                                                 (803)         4,483
                                                                    -----------    -----------
         TOTAL SHAREHOLDER'S EQUITY                                     142,526         93,303
                                                                    -----------    -----------
         TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                 $ 5,834,929    $ 4,208,466
                                                                    ===========    ===========

See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME


                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------
($ in thousands)                                                 1999      1998       1997
                                                               -------    -------    -------
REVENUES
Net investment income                                          $ 6,579    $ 6,231    $ 5,304
Realized capital gains and losses                                  312         (5)     3,460
                                                               -------    -------    -------

INCOME FROM OPERATIONS
    BEFORE INCOME TAX EXPENSE                                    6,891      6,226      8,764
Income tax expense                                               2,382      2,182      3,078
                                                               -------    -------    -------

NET INCOME                                                       4,509      4,044      5,686
                                                               -------    -------    -------

OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX
Change in unrealized net capital gains and losses               (5,286)     1,315        378
                                                               -------    -------    -------

COMPREHENSIVE (LOSS) INCOME                                    $  (777)   $ 5,359    $ 6,064
                                                               =======    =======    =======


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY


                                                                           DECEMBER 31,
                                                                ----------------------------------
                                                                   1999         1998       1997
                                                                ---------    ---------   ---------
($ in thousands)

COMMON STOCK
Balance, beginning of year                                      $   2,100    $   2,100   $   2,100
Issuance of new shares of stock                                       400           --          --
                                                                ---------    ---------   ---------
Balance, end of year                                                2,500        2,100       2,100
                                                                ---------    ---------   ---------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                                      $  69,641    $  69,641   $  69,641
Capital contribution                                               49,600           --          --
                                                                ---------    ---------   ---------
Balance, end of year                                              119,241       69,641      69,641
                                                                ---------    ---------   ---------

RETAINED INCOME
Balance, beginning of year                                      $  17,079    $  13,035   $   7,349
Net income                                                          4,509        4,044       5,686
                                                                ---------    ---------   ---------
Balance, end of year                                               21,588       17,079      13,035
                                                                ---------    ---------   ---------
ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
Balance, beginning of year                                      $   4,483    $   3,168   $   2,790
Change in unrealized net capital gains
    and losses                                                     (5,286)       1,315         378
                                                                ---------    ---------   ---------
Balance, end of year                                                 (803)       4,483       3,168
                                                                ---------    ---------   ---------
TOTAL SHAREHOLDER'S EQUITY                                      $ 142,526    $  93,303   $  87,944
                                                                =========    =========   =========


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS


                                                                              YEAR ENDED DECEMBER 31,
                                                                         --------------------------------
($ in thousands)                                                           1999        1998        1997
                                                                         --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                               $  4,509    $  4,044    $  5,686
Adjustments to reconcile net income to net cash
    provided by operating activities
         Amortization and other non-cash items                                (65)        (24)         29
         Realized capital gains and losses                                   (312)          5      (3,460)
         Changes in:
              Income taxes payable                                            235       1,590         240
              Other operating assets and liabilities                          264         915         961
                                                                         --------    --------    --------
                 Net cash provided by operating activities                  4,631       6,530       3,456
                                                                         --------    --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
       Proceeds from sales                                                  9,049       1,966       1,405
       Investment collections                                               4,945       7,123      14,217
       Investment purchases                                               (20,328)    (15,250)    (50,115)
Participation in Separate accounts                                             --          --      13,981
Change in short-term investments, net                                     (48,288)       (369)     (2,944)
                                                                         --------    --------    --------
               Net cash used in investing activities                      (54,622)     (6,530)    (23,456)
                                                                         --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                                        400          --          --
Capital contribution                                                       49,600          --      20,000
                                                                         --------    --------    --------
           Net cash provided by financing activities                       50,000          --      20,000
                                                                         --------    --------    --------


NET INCREASE IN CASH                                                            9          --          --
CASH AT THE BEGINNING OF YEAR                                                  --          --          --
                                                                         --------    --------    --------
CASH AT END OF YEAR                                                      $      9    $     --      $   --
                                                                         ========    ========    ========

See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


1. GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with generally accepted accounting principles.

NATURE OF OPERATIONS
The Company markets savings and life insurance products through banks and securities firms. Savings products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. Life insurance consists of interest-sensitive life and variable life insurance. In 1999, substantially all of the Company's statutory premiums and deposits were from annuities.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. Recently enacted federal legislation will allow for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact the Company's sales.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia. The top geographic locations for statutory premiums and deposits for the Company were Florida, California, Pennsylvania, Michigan, Texas, Illinois and New Jersey for the year ended December 31, 1999. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. Substantially all premiums and deposits are ceded to ALIC under reinsurance agreements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest and short-term investment dividends. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby substantially all contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC. Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)



Crediting rates for fixed rate and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

Investment contracts include variable annuity and variable life contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

All contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues deferred variable annuity and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claim to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense charges.

Prior to 1998, the Company had an ownership interest ("Participation") in the Separate Accounts. The Company's Participation was carried at fair value and unrealized gains and losses, net of deferred income taxes, were shown as a component of shareholder's equity. Investment income and realized capital gains and losses which arose from the Participation were included in the Company's statements of operations and comprehensive income. The Company liquidated its Participation during 1997, which resulted in a pretax realized capital gain of $3.5 million.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)



RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to certain variable annuity contract guarantees, is computed on the basis of assumptions as to mortality, future investment yields, terminations and expenses at the time the policy is issued. These assumptions include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of interest-sensitive life and certain investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges, and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1999, the Company adopted Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. Adoption of this statement was not material to the Company's results of operations or financial position.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


3. RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby substantially all contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.


                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------
                                                    1999       1998      1997
                                                 --------   --------   --------
Contract charges                                 $ 27,175   $ 19,009   $ 11,641
Credited interest, policy benefits,
   and certain expenses                           253,945    218,008    179,954


BUSINESS OPERATIONS
The Company utilizes services performed by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $26,555, $15,949, and $19,243 in 1999, 1998 and 1997, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


4. INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                                             GROSS UNREALIZED
                                               AMORTIZED     ------------------  FAIR
                                                 COST         GAINS     LOSSES   VALUE
                                               ---------     -------   --------  ------

AT DECEMBER 31, 1999
U.S. government and agencies                     $24,274    $ 1,260   $     -    $25,534
Municipal                                          1,656          -      (112)     1,544
Corporate                                         49,255          9    (2,022)    47,242
Mortgage-backed securities                        18,988         96      (467)    18,617
                                                 -------    -------   -------    -------
     Total fixed income securities               $94,173    $ 1,365   $(2,601)   $92,937
                                                 =======    =======   =======    =======

AT DECEMBER 31, 1998
U.S. government and agencies                    $24,350   $ 4,308   $     -    $28,658
Municipal                                           656        24         -        680
Corporate                                        33,009     1,575       (39)    34,545
Mortgage-backed securities                       29,400     1,047       (17)    30,430
                                                -------   -------   -------    -------
     Total fixed income securities              $87,415   $ 6,954   $   (56)   $94,313
                                                =======   =======   =======    =======



SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1999:


                                                                  AMORTIZED      FAIR
                                                                    COST        VALUE
                                                                  ---------  ----------
Due after one year through five years                             $  30,974   $   31,085
Due after five years through ten years                               32,583       30,911
Due after ten years                                                  11,628       12,324
                                                                  ---------   ----------
                                                                     75,185       74,320
Mortgage-backed securities                                           18,988       18,617
                                                                  ---------   -----------
   Total                                                          $  94,173   $   92,937
                                                                  =========   ===========



Actual maturities may differ from those scheduled as a result of prepayments by the issuers.



NET INVESTMENT INCOME
YEAR ENDED DECEMBER 31,                                        1999     1998     1997
                                                              ------   ------   ------
Fixed income securities                                       $6,458   $6,151   $5,014
Short-term investments                                           230      183      231
Participation in Separate Accounts                              --       --        161
                                                              ------   ------   ------
    Investment income, before expense                          6,688    6,334    5,406
    Investment expense                                           109      103      102
                                                              ------   ------   ------
    Net investment income                                     $6,579   $6,231   $5,304
                                                              ======   ======   ======

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                                    1999        1998      1997
                                                        ---------   ---------  --------
Fixed income securities                                  $   312    $    (5)   $   (61)
Short-term investments                                        --         --          6


Participation in Separate Accounts                            --         --      3,515
                                                        ---------   ---------  --------
     Realized capital gains and losses                       312         (5)     3,460
     Income taxes                                           (109)         2     (1,211)
                                                        ---------   ---------  --------
     Realized capital gains and
        losses, after tax                                $   203    $    (3)   $ 2,249
                                                        =========   =========  =======


Excluding calls and prepayments, gross gains of $370 were realized on sales of fixed income securities during 1999, and gross losses of $58, $5 and $61 were realized on sales of fixed income securities during 1999, 1998 and 1997, respectively. There were no gross gains realized on sales of fixed income securities during 1998 and 1997.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital losses on fixed income securities included in shareholder's equity at December 31, 1999 are as follows:


                                            COST/              FAIR           GROSS UNREALIZED       UNREALIZED
                                        AMORTIZED COST         VALUE         GAINS       LOSSES      NET LOSSES
                                        --------------       --------       -------     -------      ----------
 Fixed income securities                    $ 94,173         $ 92,937       $ 1,365     $(2,601)       $(1,236)
                                            =========        ========       =======     =======
 Deferred income taxes                                                                                     433
                                                                                                        -------
 Unrealized net capital losses                                                                          $ (803)
                                                                                                        =======



CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                                                         1999         1998        1997
                                                                               -------     --------    -------
Fixed income securities                                                       $(8,134)    $ 2,024     $ 2,410
Participation in Separate Accounts                                               --          --        (1,829)
Deferred income taxes                                                           2,848        (709)       (203)
                                                                               -------     -------     -------
(Decrease) increase in unrealized net
    capital gains                                                             $(5,286)    $ 1,315     $   378
                                                                              =======     =======     =======

SECURITIES ON DEPOSIT
At December 31, 1999, fixed income securities with a carrying value of $10,346 were on deposit with regulatory authorities as required by law.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


5.    FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable and deferred income taxes) and liabilities (including interest-sensitive life insurance reserves) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                                        1999                             1998
                                                       -----                             -----
                                            CARRYING           FAIR            CARRYING          FAIR
                                              VALUE            VALUE             VALUE           VALUE
                                           -------------   -------------    -------------    ------------
Fixed income securities                    $   92,937       $   92,937         $ 94,313       $ 94,313
Short-term investments                         53,063           53,063            4,663          4,663
Separate Accounts                           1,541,756        1,541,756          993,622        993,622



Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:


                                                        1999                             1998
                                                       -----                             -----
                                            CARRYING           FAIR            CARRYING          FAIR
                                              VALUE            VALUE             VALUE           VALUE
                                           -------------   -------------    -------------    ------------
Contractholder funds on
     investment contracts                   $  4,156,964   $   3,924,117     $  3,130,228     $ 2,967,101
Separate Accounts                              1,541,756       1,541,756          993,622         993,622



The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


6. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

At December 31, 1999 the reserve for life-contingent contract benefits consisted of reserves for immediate annuities. The assumptions for mortality generally utilized in calculating immediate annuity reserves is the 1983 group annuity mortality table. Interest rate assumptions for immediate annuities vary from 3.5% to 7.2%. Other estimation methods used for immediate annuities include the present value of contractually fixed benefits.

         At December 31, contractholder funds consists of the following:


                                                 1999               1998
                                             -----------       -----------
   Interest-sensitive life                   $     9,503       $     3,335
   Fixed annuities:
        Immediate annuities                       17,856            12,643
        Deferred annuities                     4,116,006         3,097,300
                                              -----------       -----------
        Total contractholder funds           $ 4,143,365       $ 3,113,278
                                              ===========       ===========


Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 4.0% to 7.2% for interest-sensitive life contracts; 3.5% to 7.2% for immediate annuities and 4.3% to 6.7% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 1% of deferred annuities are subject to a market value adjustment.

7. CORPORATION RESTRUCTURING

On November 10, 1999 the Corporation announced a series of strategic initiatives to aggressively expand its selling and service capabilities. The Corporation also announced that it is implementing a program to reduce expenses by approximately $600 million. The reduction will result in the elimination of approximately 4,000 current non-agent positions, across all employment grades and categories by the end of 2000, or approximately 10% of the Corporation's non-agent work force. The impact of the reduction in employee positions is not expected to materially impact the results of operations of the Company.

These cost reductions are part of a larger initiative to redeploy the cost savings to finance new initiatives including investments in direct access and internet channels for new sales and service capabilities, new competitive pricing and underwriting techniques, new agent and claim technology and enhanced marketing and advertising. As a result of the cost reduction program, the Corporation recorded restructuring and related charges of $81 million pretax during the fourth quarter of 1999. The Corporation anticipates that additional pretax restructuring related charges of approximately $100 million will be expensed as incurred throughout 2000. The

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


Company's allocable share of these expenses were immaterial in 1999 and are expected to be immaterial in 2000.


8. INCOME TAXES

For 1996, the Company filed a separate federal income tax return. Beginning in 1997, the Company joined the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and was, with its eligible domestic subsidiaries, included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustment that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follows:


                                                                 1999      1998
                                                                ------    -------
DEFERRED ASSETS
Unrealized net capital losses                                   $ 433     $     -
                                                                -----     -------
   Total deferred assets                                          433           -

DEFERRED LIABILITIES
Difference in tax bases of investments                           (140)        (84)
Unrealized net capital gains                                     --        (2,415)
                                                                -----     -------
   Total deferred liabilities                                    (140)     (2,499)
                                                                -----     -------
   Net deferred asset (liability)                               $ 293     $(2,499)
                                                                =====     =======


Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized based on the assumptions that certain levels of income will be achieved.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

The components of income tax expense for the year ended December 31, are as follows:


                                                        1999      1998      1997
                                                      -------   -------   -------
Current                                               $2,326    $2,164    $3,037
Deferred                                                  56        18        41
                                                      ------    ------    ------
   Total income tax expense                           $2,382    $2,182    $3,078
                                                      ======    ======    ======


The Company paid income taxes of $2,148, $592 and $2,839 in 1999, 1998 and 1997, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:


                                                        1999      1998      1997
                                                      -------   -------   -------
Statutory federal income tax rate                       35.0%     35.0%     35.0%
Other                                                    (.4)      -          .1
                                                      ------    ------    ------
Effective income tax rate                               34.6%     35.0%     35.1%
                                                      ======    ======    ======


9. STATUTORY FINANCIAL INFORMATION

The Company's statutory capital and surplus was $141,362 and $84,865 at December 31, 1999 and 1998, respectively. The Company's statutory net income was $4,179, $4,698 and $3,636 for the years ended December 31, 1999, 1998 and 1997, respectively.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of statutory accounting principles, which the Company will implement in January 2001. The Company's state of domicile, Arizona, has passed legislation revising various statutory accounting requirements to conform to codification. These requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)



months. The maximum amount of dividends that the Company can distribute during 2000 without prior approval of the Arizona Department of Insurance is $4,179.

RISK-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December, 31 1999, RBC for the Company was significantly above levels that would require regulatory action.


10. OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


                                            1999                            1998                          1997
                               ------------------------------  -------------------------------  ---------------------------
                                                     After-                          After-                         After-
                                Pretax      Tax       Tax       Pretax      Tax        Tax       Pretax     Tax      Tax
                               ---------  --------  -------     --------    -------  --------  --------  --------  -------
UNREALIZED CAPITAL GAINS
 AND LOSSES:
-------------------------------
Unrealized holding (losses)
   gains arising during
   the period                   $(7,822)  $ 2,739   $(5,083)     $2,019     $ (707)  $ 1,312   $ 4,034   $(1,412)  $ 2,622
Less:  reclassification
   adjustments                      312      (109)      203          (5)         2        (3)    3,453    (1,209)    2,244
                               ---------  --------  -------     --------    -------  --------  --------  --------  -------
Unrealized net capital
   (losses) gains                (8,134)    2,848    (5,286)      2,024       (709)    1,315       581      (203)      378
                               ---------  --------  -------     --------    -------  --------  --------  --------  -------
Other comprehensive
   (loss) income                $(8,134)  $ 2,848   $(5,286)     $2,024     $ (709)  $ 1,315     $ 581    $ (203)  $   378
                                =======   =======   =======     ========    ======== =======     =====   ========  =======


11. COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial. These expenses are ceded to ALIC under reinsurance agreements.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)


                                                                 GROSS                      NET
YEAR ENDED DECEMBER 31, 1999                                     AMOUNT        CEDED      AMOUNT
----------------------------                                   ---------    ------------ ----------
Life insurance in force                                        $   23,586   $   23,586   $     --
                                                               ==========   ==========   ==========

Premiums and contract charges:
         Life and annuities                                    $   27,175   $   27,175   $     --
                                                               ==========   ==========   ==========




                                                                 GROSS                      NET
YEAR ENDED DECEMBER 31, 1998                                      AMOUNT        CEDED      AMOUNT
----------------------------                                   ---------    ------------ ----------

Life insurance in force                                        $   12,056   $   12,056   $     --
                                                               ==========   ==========   ==========

Premiums and contract charges:
         Life and annuities                                    $   19,009   $   19,009   $     --
                                                               ==========   ==========   ==========




                                                                 GROSS                      NET
YEAR ENDED DECEMBER 31, 1997                                     AMOUNT        CEDED      AMOUNT
----------------------------                                   ---------    ------------ ----------

Life insurance in force                                        $    4,095   $    4,095   $     --
                                                               ==========   ==========   ==========

Premiums and contract charges:
         Life and annuities                                    $   11,641   $   11,641   $     --
                                                               ==========   ==========   ==========


                                ------------------------------------------------
                                 GLENBROOK LIFE AND
                                 ANNUITY COMPANY
                                 SEPARATE ACCOUNT A

                                 FINANCIAL STATEMENTS AS OF DECEMBER 31, 1999
                                 AND FOR THE PERIODS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998, AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Glenbrook Life and Annuity Company:

We have audited the accompanying statement of net assets of Glenbrook Life and Annuity Company Separate Account A as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Glenbrook Life and Annuity Company Separate Account A as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts for the period then ended and the changes in their net assets for each of the periods in the two year period then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 27, 2000

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
   ASSETS
   Allocation to Sub-Accounts investing in the AIM Variable Insurance Funds:
       Aggressive Growth, 1,202,499 shares (cost $12,591,700)                                              $    17,121,218
       Balanced, 2,820,677 shares (cost $32,175,093)                                                            36,781,630
       Capital Appreciation, 5,640,099 shares (cost $123,610,584)                                              200,674,710
       Capital Development, 544,154 shares (cost $4,891,395)                                                     6,469,997
       Diversified Income, 2,903,217 shares (cost $31,442,374)                                                  29,206,359
       Global Utilities, 754,339 shares (cost $12,000,534)                                                      17,198,920
       Government Securities, 1,716,068 shares (cost $18,690,716)                                               18,241,806
       Growth, 5,520,352 shares (cost $122,399,910)                                                            178,031,344
       Growth and Income, 7,311,916 shares (cost $147,725,871)                                                 230,983,436
       High Yield, 1,310,837 shares (cost $12,183,042)                                                          11,823,752
       International Equity, 3,078,238 shares (cost $55,027,071)                                                90,161,585
       Money Market, 26,646,729 shares (cost $26,646,729)                                                       26,646,729
       Value, 8,644,940 shares (cost $201,358,972)                                                             289,605,478
                                                                                                          -----------------

       Total Assets                                                                                          1,152,946,964

   LIABILITIES
   Payable to Glenbrook Life and Annuity Company:
       Accrued contract maintenance charges                                                                        261,880
                                                                                                          -----------------

       Net Assets                                                                                          $ 1,152,685,084
                                                                                                          =================











See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                    AIM Variable Insurance Funds Sub-Accounts
                                                       ---------------------------------------------------------------------------


                                                                          For the Year Ended December 31, 1999
                                                       ---------------------------------------------------------------------------

                                                         Aggressive                       Capital        Capital      Diversified
                                                           Growth       Balanced       Appreciation    Development       Income
                                                       -------------  --------------  --------------  -------------  -------------
  INVESTMENT INCOME
  Dividends                                             $         -    $    632,664    $  4,236,568    $         -    $ 1,832,183
  Charges from Glenbrook Life and Annuity Company:
      Mortality and expense risk                            (98,256)       (255,170)     (1,960,006)       (45,942)      (380,130)
      Administrative expense                                 (7,992)        (20,601)       (147,276)        (3,688)       (28,594)
                                                       -------------  --------------  --------------  -------------  -------------

           Net investment income (loss)                    (106,248)        356,893       2,129,286        (49,630)     1,423,459
                                                       -------------  --------------  --------------  -------------  -------------


  REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
      Proceeds from sales                                 3,247,524       1,924,385      24,806,931        872,588      6,926,838
      Cost of investments sold                            3,031,576       1,785,039      19,189,905        795,815      7,018,662
                                                       -------------  --------------  --------------  -------------  -------------

           Net realized gains (losses)                      215,948         139,346       5,617,026         76,773        (91,824)
                                                       -------------  --------------  --------------  -------------  -------------

  Change in unrealized gains (losses)                     4,209,609       4,020,500      51,595,684      1,390,044     (2,286,057)
                                                       -------------  --------------  --------------  -------------  -------------

           Net gains (losses) on investments              4,425,557       4,159,846      57,212,710      1,466,817     (2,377,881)
                                                       -------------  --------------  --------------  -------------  -------------


  CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                         $ 4,319,309    $  4,516,739    $ 59,341,996    $ 1,417,187    $  (954,422)
                                                       =============  ==============  ==============  =============  =============







See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                       AIM Variable Insurance Funds Sub-Accounts
                                                       ---------------------------------------------------------------------------


                                                                            For the Year Ended December 31, 1999
                                                       ---------------------------------------------------------------------------


                                                         Global         Government                       Growth          High
                                                         Utilities      Securities        Growth       and Income        Yield
                                                       -------------   ------------   -------------   -------------   ------------
  INVESTMENT INCOME
  Dividends                                             $   267,439     $  626,354     $ 6,269,902     $ 1,929,971     $  887,090
  Charges from Glenbrook Life and Annuity Company:
      Mortality and expense risk                           (165,214)      (182,421)     (1,697,514)     (2,246,247)       (89,265)
      Administrative expense                                (12,519)       (14,096)       (128,606)       (170,120)        (7,253)
                                                       -------------   ------------   -------------   -------------   ------------

          Net investment income (loss)                       89,706        429,837       4,443,782        (486,396)       790,572
                                                       -------------   ------------   -------------   -------------   ------------


  REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
      Proceeds from sales                                 1,744,420      5,346,438      17,350,511      17,480,900      3,537,974
      Cost of investments sold                            1,411,118      5,557,193      12,650,325      11,753,105      3,542,944
                                                       -------------   ------------   -------------   -------------   ------------

          Net realized gains (losses)                       333,302       (210,755)      4,700,186       5,727,795         (4,970)
                                                       -------------   ------------   -------------   -------------   ------------

  Change in unrealized gains (losses)                     3,515,858       (528,814)     32,217,069      47,095,503       (114,157)
                                                       -------------   ------------   -------------   -------------   ------------

          Net gains (losses) on investments               3,849,160       (739,569)     36,917,255      52,823,298       (119,127)
                                                       -------------   ------------   -------------   -------------   ------------

  CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                         $ 3,938,866     $ (309,732)    $41,361,037     $52,336,902     $  671,445
                                                       =============   ============   =============   =============   ============








See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                                ---------------------------------------------------------


                                                                        For the Year Ended December 31, 1999
                                                                ---------------------------------------------------------

                                                                International             Money
                                                                   Equity                 Market                Value
                                                                -------------          ------------         -------------
  INVESTMENT INCOME
  Dividends                                                       $2,936,034            $1,096,347            $4,751,047
  Charges from Glenbrook Life and Annuity Company:
      Mortality and expense risk                                    (817,478)             (315,536)           (2,879,219)
      Administrative expense                                         (61,096)              (23,884)             (217,899)
                                                                -------------          ------------         -------------

           Net investment income (loss)                            2,057,460               756,927             1,653,929
                                                                -------------          ------------         -------------


  REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
      Proceeds from sales                                          8,943,538            41,107,872            24,736,258
      Cost of investments sold                                     7,211,309            41,107,872            17,493,708
                                                                -------------          ------------         -------------

           Net realized gains (losses)                             1,732,229                     -             7,242,550
                                                                -------------          ------------         -------------

  Change in unrealized gains (losses)                             26,684,961                     -            48,321,129
                                                                -------------          ------------         -------------

           Net gains (losses) on investments                      28,417,190                     -            55,563,679
                                                                -------------          ------------         -------------


  CHANGE IN NET ASSETS
      RESULTING FROM OPERATIONS                                  $30,474,650            $  756,927           $57,217,608
                                                                =============          ============          =============











See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                              AIM Variable Insurance Funds Sub-Accounts
                                        --------------------------------------------------------------------------------------------


                                              Aggressive Growth                Balanced                   Capital Appreciation
                                        ----------------------------  ----------------------------  --------------------------------

                                             1999         1998 (a)        1999          1998 (a)         1999              1998
                                        -------------  -------------  -------------  -------------  ---------------  ---------------
  FROM OPERATIONS
  Net investment income (loss)           $  (106,248)   $     2,547    $   356,893    $    75,806    $   2,129,286    $   1,967,873
  Net realized gains (losses)                215,948        (15,810)       139,346          5,357        5,617,026        1,110,690
  Change in unrealized gains (losses)      4,209,609        319,909      4,020,500        586,037       51,595,684       16,356,911
                                        -------------  -------------  -------------  -------------  ---------------  ---------------


  Change in net assets resulting from
    operations                             4,319,309        306,646      4,516,739        667,200       59,341,996       19,435,474
                                        -------------  -------------  -------------  -------------  ---------------  ---------------

  FROM CAPITAL TRANSACTIONS
  Deposits                                 8,035,288      2,135,109     15,618,535      6,083,120       21,442,704       27,826,970
  Benefit Payments                            (8,753)       (14,062)      (309,234)             -       (1,408,893)      (1,288,645)
  Payments on termination                   (317,202)       (25,499)      (989,411)       (25,240)     (11,709,901)      (5,665,316)
  Contract maintenance charges                (4,663)          (962)        (8,851)        (1,991)         (57,450)         (49,931)
  Transfers among the sub-accounts
      and with the Fixed Account - net     1,685,558      1,006,560     10,092,477      1,129,932       (4,128,252)      (3,082,106)
                                        -------------  -------------  -------------  -------------  ---------------  ---------------

  Change in net assets resulting
      from capital transactions            9,390,228      3,101,146     24,403,516      7,185,821        4,138,208       17,740,972
                                        -------------  -------------  -------------  -------------  ---------------  ---------------

  INCREASE (DECREASE) IN NET ASSETS       13,709,537      3,407,792     28,920,255      7,853,021       63,480,204       37,176,446

  NET ASSETS AT BEGINNING OF PERIOD        3,407,792              -      7,853,021              -      137,148,924       99,972,478
                                        -------------  -------------  -------------  -------------  ---------------  ---------------

  NET ASSETS AT END OF PERIOD            $17,117,329    $ 3,407,792    $36,773,276    $ 7,853,021    $ 200,629,128    $ 137,148,924
                                        =============  =============  =============  =============  ===============  ===============





(a) For the Period Beginning May 1, 1998 and Ended December 31, 1998.





See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                              AIM Variable Insurance Funds Sub-Accounts
                                          ------------------------------------------------------------------------------------------

                                                Capital Development         Diversified Income            Global Utilities
                                          ----------------------------  -----------------------------  -----------------------------

                                               1999         1998 (a)        1999            1998           1999            1998
                                          -------------  -------------  -------------  --------------  -------------  --------------
  FROM OPERATIONS
  Net investment income (loss)             $   (49,630)   $    (1,482)   $ 1,423,459    $  1,441,294    $    89,706    $   116,938
  Net realized gains (losses)                   76,773        (85,264)       (91,824)        332,248        333,302        154,412
  Change in unrealized gains (losses)        1,390,044        188,558     (2,286,057)     (1,400,824)     3,515,858        890,786
                                          -------------  -------------  -------------  --------------  -------------  --------------


  Change in net assets resulting from
    operations                               1,417,187        101,812       (954,422)        372,718      3,938,866      1,162,136
                                          -------------  -------------  -------------  --------------  -------------  --------------

  FROM CAPITAL TRANSACTIONS
  Deposits                                   1,757,832      1,246,579      3,792,814       9,846,369      2,236,252      4,015,495
  Benefit Payments                            (129,146)       (13,161)      (675,319)       (385,671)      (100,968)       (46,809)
  Payments on termination                     (145,588)       (12,524)    (2,196,034)     (2,695,450)      (625,850)      (406,509)
  Contract maintenance charges                  (1,505)          (647)        (6,368)         (5,120)       (12,516)        (2,884)
  Transfers among the sub-accounts
      and with the Fixed Account - net       1,322,815        924,873        584,051      (1,467,235)     1,244,957         19,697
                                          -------------  -------------  -------------  --------------  -------------  --------------

  Change in net assets resulting
      from capital transactions              2,804,408      2,145,120      1,499,144       5,292,893      2,741,875      3,578,990
                                          -------------  -------------  -------------  --------------  -------------  --------------

  INCREASE (DECREASE) IN NET ASSETS          4,221,595      2,246,932        544,722       5,665,611      6,680,741      4,741,126

  NET ASSETS AT BEGINNING OF PERIOD          2,246,932              -     28,655,003      22,989,392     10,514,272      5,773,146
                                          -------------  -------------  -------------  --------------  -------------  --------------

  NET ASSETS AT END OF PERIOD              $ 6,468,527    $ 2,246,932    $29,199,725    $ 28,655,003    $17,195,013    $ 10,514,272
                                          =============   ============   =============  =============   ============   ============





(a) For the Period Beginning May 1, 1998 and Ended December 31, 1998.






See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                             AIM Variable Insurance Funds Sub-Accounts
                                         -------------------------------------------------------------------------------------------

                                              Government Securities               Growth                 Growth and Income
                                         ----------------------------- ------------------------------ ------------------------------

                                               1999          1998           1999           1998            1999           1998
                                         -------------- -------------- -------------- --------------- -------------- ---------------
  FROM OPERATIONS
  Net investment income (loss)            $    429,837   $    168,997   $  4,443,782   $   5,382,105   $   (486,396)  $     308,794
  Net realized gains (losses)                 (210,755)       153,359      4,700,186         987,982      5,727,795       1,053,908
  Change in unrealized gains (losses)         (528,814)       130,670     32,217,069      16,303,872     47,095,503      23,957,880
                                         -------------- -------------- -------------- --------------- -------------- ---------------


  Change in net assets resulting from
    operations                                (309,732)       453,026     41,361,037      22,673,959     52,336,902      25,320,582
                                         -------------- -------------- -------------- --------------- -------------- ---------------

  FROM CAPITAL TRANSACTIONS
  Deposits                                   4,797,984      4,568,260     32,904,800      23,869,470     41,198,795      36,230,581
  Benefit Payments                            (275,085)      (124,034)    (1,384,416)       (975,193)    (2,333,670)     (1,638,147)
  Payments on termination                     (882,622)    (1,262,189)    (9,060,632)     (3,190,196)    (9,522,305)     (5,238,011)
  Contract maintenance charges                  (3,191)        (2,326)       (33,261)        (34,053)       (66,649)        (40,480)
  Transfers among the sub-accounts
      and with the Fixed Account - net       3,392,041      1,923,252     10,386,196       3,705,981     13,778,324       3,017,320
                                         -------------- -------------- -------------- --------------- -------------- ---------------

  Change in net assets resulting
      from capital transactions              7,029,127      5,102,963     32,812,687      23,376,009     43,054,495      32,331,263
                                         -------------- -------------- -------------- --------------- -------------- ---------------

  INCREASE (DECREASE) IN NET ASSETS          6,719,395      5,555,989     74,173,724      46,049,968     95,391,397      57,651,845

  NET ASSETS AT BEGINNING OF PERIOD         11,518,268      5,962,279    103,817,182      57,767,214    135,539,573      77,887,728
                                         -------------- -------------- -------------- --------------- -------------- ---------------

  NET ASSETS AT END OF PERIOD             $ 18,237,663   $ 11,518,268   $177,990,906   $ 103,817,182   $230,930,970   $ 135,539,573
                                          =============  ============   =============  =============   ============   =============





See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                              AIM Variable Insurance Funds Sub-Accounts
                                        --------------------------------------------------------------------------------------------


                                                   High Yield             International Equity              Money Market
                                        -----------------------------  ------------------------------  -----------------------------

                                             1999          1998 (a)         1999            1998           1999            1998
                                        --------------  -------------  --------------  --------------  -------------  --------------
  FROM OPERATIONS
  Net investment income (loss)           $    790,572    $   133,544    $  2,057,460    $   (327,045)   $   756,927    $    486,612
  Net realized gains (losses)                  (4,970)       (44,695)      1,732,229         509,511              -           2,406
  Change in unrealized gains (losses)        (114,157)      (245,133)     26,684,961       6,041,195              -               -
                                        --------------  -------------  --------------  --------------  -------------  --------------


  Change in net assets resulting from
    operations                                671,445       (156,284)     30,474,650       6,223,661        756,927         489,018
                                        --------------  -------------  --------------  --------------  -------------  --------------

  FROM CAPITAL TRANSACTIONS
  Deposits                                  4,635,730      3,163,932       6,382,730       8,980,894      6,179,730      11,012,762
  Benefit Payments                            (69,216)       (27,383)       (568,866)       (545,615)    (1,376,343)       (581,205)
  Payments on termination                    (518,964)       (26,647)     (4,009,274)     (2,469,363)   (27,460,642)     (4,230,248)
  Contract maintenance charges                 (2,856)          (891)        (24,027)        (19,466)        (7,523)         (2,945)
  Transfers among the sub-accounts
      and with the Fixed Account - net      3,544,455        607,744       1,139,993      (1,619,523)    30,250,774      (2,261,847)
                                        --------------  -------------  --------------  --------------  -------------  --------------

  Change in net assets resulting
      from capital transactions             7,589,149      3,716,755       2,920,556       4,326,927      7,585,996       3,936,517
                                        --------------  -------------  --------------  --------------  -------------  --------------

  INCREASE (DECREASE) IN NET ASSETS         8,260,594      3,560,471      33,395,206      10,550,588      8,342,923       4,425,535

  NET ASSETS AT BEGINNING OF PERIOD         3,560,471              -      56,745,899      46,195,311     18,297,753      13,872,218
                                        --------------  -------------  --------------  --------------  -------------  --------------

  NET ASSETS AT END OF PERIOD            $ 11,821,065    $ 3,560,471    $ 90,141,105    $ 56,745,899    $26,640,676    $ 18,297,753
                                         =============   ============   =============   =============   ============   =============







(a) For the Period Beginning May 1, 1998 and Ended December 31, 1998.





See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                        AIM Variable Insurance
                                                          Funds Sub-Accounts
                                                   -------------------------------


                                                                Value
                                                   -------------------------------

                                                        1999             1998
                                                   --------------  ---------------
  FROM OPERATIONS
  Net investment income (loss)                      $  1,653,929    $   5,973,408
  Net realized gains (losses)                          7,242,550        1,063,109
  Change in unrealized gains (losses)                 48,321,129       29,565,438
                                                   --------------  ---------------


  Change in net assets resulting from operations      57,217,608       36,601,955
                                                   --------------  ---------------

  FROM CAPITAL TRANSACTIONS
  Deposits                                            57,580,730       42,925,682
  Benefit Payments                                    (2,736,914)      (1,481,255)
  Payments on termination                            (15,807,346)      (6,178,474)
  Contract maintenance charges                           (84,128)         (56,393)
  Transfers among the sub-accounts
      and with the Fixed Account - net                20,233,291        2,724,682
                                                   --------------  ---------------

  Change in net assets resulting
      from capital transactions                       59,185,633       37,934,242
                                                   --------------  ---------------

  INCREASE (DECREASE) IN NET ASSETS                  116,403,241       74,536,197

  NET ASSETS AT BEGINNING OF PERIOD                  173,136,456       98,600,259
                                                   --------------  ---------------

  NET ASSETS AT END OF PERIOD                       $289,539,697    $ 173,136,456
                                                   =============   ===============






See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1.    ORGANIZATION

      Glenbrook Life and Annuity Company Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Glenbrook Life and Annuity Company ("Glenbrook Life"). The assets of the Account are legally segregated from those of Glenbrook Life. Glenbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Glenbrook Life issues the AIM Lifetime Plus -SM- and AIM Lifetime Plus II -SM- variable annuity contracts, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Glenbrook Life contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds
     (the "Funds").

          Aggressive Growth               Growth
          Balanced                        Growth and Income
          Capital Appreciation            High Yield
          Capital Development             International Equity
          Diversified Income              Money Market
          Global Utilities                Value
          Government Securities

      Glenbrook Life provides insurance and administrative services to the contractholders for a fee. Glenbrook Life also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Glenbrook Life has sole discretion to invest the assets of the Fixed Account, subject to applicable law.



2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1999.

      INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

      REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

      FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Glenbrook Life. Glenbrook Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



3.    EXPENSES

      ADMINISTRATIVE EXPENSE CHARGE - Glenbrook Life deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account. Glenbrook Life guarantees that the amount of this charge will not increase over the life of the contract.

      CONTRACT MAINTENANCE CHARGE - Glenbrook Life deducts an annual maintenance charge of $35 on each contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met.

      MORTALITY AND EXPENSE RISK CHARGE - Glenbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. Glenbrook Life guarantees that the amount of this charge will not increase over the life of the contract. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge. Glenbrook Life guarantees that the amount of this charge will not increase over the life of the contract.

4. UNITS ISSUED AND REDEEMED

(Units in whole amounts)

                                                                          AIM LIFETIME PLUS CONTRACTS

                                                                           Unit activity during 1999:
                                                                  ---------------------------------------------
                                                                                                                    Accumulation
                                              Units Outstanding      Units         Units     Units Outstanding       Unit Value
                                              December 31, 1998     Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the AIM Variable Insurance
  Funds Sub-Accounts:

         Aggressive Growth                              163,537     184,361      (100,135)             247,763             $ 13.99
         Balanced                                       244,603     159,944      (106,859)             297,688               13.16
         Capital Appreciation                         8,770,421     307,397    (1,617,429)           7,460,389               21.35
         Capital Development                            126,384      26,585       (48,513)             104,456               11.66
         Diversified Income                           2,301,209     214,498      (565,733)           1,949,974               11.63
         Global Utilities                               630,811      62,993       (89,561)             604,243               20.43
         Government Securities                          912,586     238,814      (359,467)             791,933               11.19
         Growth                                       5,170,994     385,091      (891,193)           4,664,892               25.26
         Growth and Income                            6,935,245     519,163      (978,168)           6,476,240               24.14
         High Yield                                     170,679     271,185      (234,238)             207,626                9.96
         International Equity                         3,847,934     256,272      (621,547)           3,482,659               21.91
         Money Market                                 1,389,344   3,699,838    (3,452,257)           1,636,925               11.48
         Value                                        9,222,186     692,912    (1,465,091)           8,450,007               22.59


Units relating to accrued contract maintenance charges are included in units redeemed.

4. UNITS ISSUED AND REDEEMED


(Units in whole amounts)

                                                                          AIM LIFETIME PLUS II CONTRACTS

                                                                           Unit activity during 1999:
                                                                  ---------------------------------------------
                                                                                                                    Accumulation
                                              Units Outstanding      Units         Units     Units Outstanding       Unit Value
                                              December 31, 1998     Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:

              Aggressive Growth                           50,119     301,769        (16,964)            334,924             $ 15.11
              Balanced                                    67,315     607,933        (48,268)            626,980               13.33
              Capital Appreciation                        97,387     773,222        (40,902)            829,707               15.79
              Capital Development                         12,713     120,814         (7,555)            125,972               12.66
              Diversified Income                          31,735     229,422        (12,632)            248,525                9.58
              Global Utilities                            28,175      89,775         (5,466)            112,484               14.27
              Government Securities                       52,212     405,077        (54,789)            402,500               10.16
              Growth                                      77,514   1,170,719        (72,062)          1,176,171               15.82
              Growth and Income                          112,627   1,431,896        (71,562)          1,472,961               15.51
              High Yield                                  61,267     367,205        (53,638)            374,834                9.95
              International Equity                        34,979     272,471        (13,429)            294,021               14.84
              Money Market                               104,779     380,718       (201,276)            284,221               10.58
              Value                                      139,946   1,851,057        (89,163)          1,901,840               15.09


Units relating to accrued contract maintenance charges are included in units redeemed.

4. UNITS ISSUED AND REDEEMED


(Units in whole amounts)

                                                       AIM LIFETIME PLUS II CONTRACTS WITH ENHANCED DEATH BENEFIT COMBINATION

                                                                           Unit activity during 1999:
                                                                  ---------------------------------------------
                                                                                                                    Accumulation
                                              Units Outstanding      Units         Units     Units Outstanding       Unit Value
                                              December 31, 1998     Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:

             Aggressive Growth                           57,688     441,244      (184,184)             314,748             $ 15.06
             Balanced                                   221,488     980,109       (52,252)           1,149,345               13.29
             Capital Appreciation                       223,554     939,687       (58,091)           1,105,150               15.74
             Capital Development                         55,046     165,029       (24,952)             195,123               12.62
             Diversified Income                          40,007     293,800       (56,771)             277,036                9.55
             Global Utilities                            21,377     133,089        (7,935)             146,531               14.23
             Government Securities                       15,866     410,394       (95,946)             330,314               10.13
             Growth                                     182,188   1,469,272       (60,766)           1,590,694               15.77
             Growth and Income                          276,962   1,900,703       (90,586)           2,087,079               15.47
             High Yield                                 103,485     315,867       (57,447)             361,905                9.91
             International Equity                        63,514     351,411       (40,551)             374,374               14.79
             Money Market                               111,395     420,695      (281,583)             250,507               10.55
             Value                                      350,953   2,714,994      (153,067)           2,912,880               15.04


Units relating to accrued contract maintenance charges are included in units redeemed.

4. UNITS ISSUED AND REDEEMED


(Units in whole amounts)

                                                  AIM LIFETIME PLUS II CONTRACTS WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION

                                                                           Unit activity during 1999:
                                                                  ---------------------------------------------
                                                                                                                    Accumulation
                                              Units Outstanding      Units         Units     Units Outstanding       Unit Value
                                              December 31, 1998     Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:

             Aggressive Growth                           63,177     205,731       (12,580)             256,328             $ 15.02
             Balanced                                   164,576     557,405       (25,887)             696,094               13.25
             Capital Appreciation                       203,098     526,960       (38,311)             691,747               15.69
             Capital Development                         42,275      55,546        (2,892)              94,929               12.58
             Diversified Income                          25,503     138,673        (7,740)             156,436                9.52
             Global Utilities                            16,742      66,280        (1,277)              81,745               14.18
             Government Securities                       28,964     180,838       (17,699)             192,103               10.10
             Growth                                     233,659     850,660       (36,958)           1,047,361               15.72
             Growth and Income                          384,306     939,145       (60,327)           1,263,124               15.42
             High Yield                                  55,345     215,963       (24,714)             246,594                9.88
             International Equity                        63,643     210,267        (7,798)             266,112               14.74
             Money Market                                61,481     403,123      (255,504)             209,100               10.52
             Value                                      397,504   1,397,006       (51,623)           1,742,887               15.00


Units relating to accrued contract maintenance charges are included in units redeemed.